As filed with the Securities and Exchange Commission on March 29, 1996 Registration No. 33-88458
811-8946

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 FORM 485BPOS

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [_]
Pre-Effective Amendment No.                              [_]
Post Effective Amendment No. 1                           [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [_]
Amendment No. 3                                                 [X]
(Check appropriate box or boxes)

                              SEPARATE ACCOUNT A
                          (Exact Name of Registrant)

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           700 Newport Center Drive,
                       Newport Beach, California  92660
        (Address of Depositor's Principal Executive Offices)(Zip Code)

                                (714) 640-3743
              (Depositor's Telephone Number, including Area Code)

                                Diane N. Ledger
                           Assistant Vice President
                     Pacific Mutual Life Insurance Company
                           700 Newport Center Drive
                       Newport Beach, California  92660
                    (Name and address of agent for service)

                       Copies of all communications to:

John F. Hartigan, Esq.                         James B. Kimmel, Esq.
Morgan, Lewis & Bockius                        Morgan, Lewis & Bockius
801 South Grand Avenue                         2000 One Logan Square
Los Angeles, CA  90017-4615                    Philadelphia, PA  19103-6993

[X] It is proposed that this filing will become effective on April 1, 1996 pursuant to paragraph (b) of Rule 485.

Title of securities being registered: interests in individual flexible premium variable annuity contracts.

DECLARATION PURSUANT TO RULE 24f-2

Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, the Registrant hereby declares that an indefinite number or amount of securities is hereby being registered under the Securities Act of 1933. The Registrant will file its Notice pursuant to Rule 24f-2 for the fiscal year ending December 31, 1996, on or before February 28, 1997.

SEPARATE ACCOUNT A
FORM N-4
CROSS REFERENCE SHEET

PART A

Item No.                               Prospectus Heading

1.  Cover Page                         Cover Page

2.  Definitions                        SPECIAL DEFINITIONS

3.  Synopsis                           SUMMARY; FEE TABLE

4.  Condensed Financial Information    YOUR INVESTMENT OPTIONS--Variable
                                       Investment Option Performance;
                                       ADDITIONAL INFORMATION--Financial
                                       Statements

5.  General Description of Registrant,
    Depositor and Portfolio Companies  SUMMARY--What are My Investment
                                       Options?: PACIFIC MUTUAL AND THE SEPARATE
                                       ACCOUNT--Pacific Mutual,--Separate
                                       Account A; YOUR INVESTMENT OPTIONS--Your
                                       Variable Investment Options; ADDITIONAL
                                       INFORMATION--Voting Rights

6.  Deductions                         SUMMARY--What Charges Will I Pay?,--
                                       Can I Change My Investment Options?; FEE
                                       TABLE; HOW YOUR PAYMENTS ARE INVESTED--
                                       Transfers; CHARGES, FEES AND DEDUCTIONS;
                                       WITHDRAWALS--Withdrawal Transaction
                                       Fees; ADDITIONAL INFORMATION--Sales
                                       Commissions

7.  General Description of
    Variable Annuity
    Contracts                          SPECIAL DEFINITIONS; SUMMARY; WHY BUY A
                                       CONTRACT; PURCHASING YOUR CONTRACT--How
                                       to Apply for your Contract; HOW YOUR
                                       PAYMENTS ARE INVESTED; RETIREMENT
                                       BENEFITS AND OTHER PAYOUTS--
                                       Annuitization, Fixed and Variable
                                       Annuities,--Annuity Periods, Your Annuity
                                       Payments,--Death Benefits; ADDITIONAL
                                       INFORMATION--Voting Rights,--Changes to
                                       Your Contract,--Changes to ALL
                                       Contracts,--Investor Inquiries and
                                       Submitting Forms and Requests,--Timing of
                                       Payments

8.  Annuity Period                     RETIREMENT BENEFITS AND OTHER PAYOUTS

9.  Death Benefit                      RETIREMENT BENEFITS AND OTHER PAYOUTS--
                                       Death Benefits; WITHDRAWALS--Mandatory
                                       Distribution on Death

10. Purchases and Contract Value       SUMMARY--How Do I Purchase a Contract;
                                       PURCHASING YOUR CONTRACT; HOW YOUR
                                       PAYMENTS ARE INVESTED; PACIFIC MUTUAL AND
                                       THE SEPARATE ACCOUNT--Pacific Mutual

11. Redemptions                        SUMMARY--Can I Withdraw My Investment?,
                                       --Can I Return My Contract?; CHARGES,
                                       FEES AND DEDUCTIONS; WITHDRAWALS;
                                       ADDITIONAL INFORMATION--Timing of
                                       Payments

12. Taxes                              SUMMARY; CHARGES, FEES AND DEDUCTIONS--
                                       Premium Taxes; WITHDRAWALS--Optional
                                       Withdrawals,--Tax Consequences of
                                       Withdrawals; FEDERAL TAX STATUS

13. Legal Proceedings                  Not Applicable


14. Table of Contents of the
    Statement of Additional
    Information                        CONTENTS OF THE STATEMENT OF ADDITIONAL
                                       INFORMATION

PART B

Item No.                               Statement of Additional Information
                                       Heading

15. Cover Page                         Cover Page

16. Table of Contents                  TABLE OF CONTENTS

17. General Information and History    Not Applicable

18. Services                           Not Applicable

19. Purchase of Securities
    Being Offered                      THE CONTRACTS AND THE SEPARATE ACCOUNT--
                                       Calculating Subaccount Unit Values,--
                                       Systematic Transfer Programs

20. Underwriters                       DISTRIBUTION OF THE CONTRACTS--Pacific
                                       Equities Network

21. Calculation of Performance Data    PERFORMANCE

22. Annuity Payments                   THE CONTRACTS AND THE SEPARATE ACCOUNT--
                                       Variable Annuity Payment Amounts

23. Financial Statements               FINANCIAL STATEMENTS


PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                             [LOGO of PACIFIC ONE]

                                   PROSPECTUS
                                      FOR

                                  PACIFIC ONE

                                   ISSUED BY

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY

                            DATED APRIL 1, 1996

                                --------------

                                   PROSPECTUS
                                      FOR

                              PACIFIC SELECT FUND

                            DATED APRIL 1, 1996

                                                  PACIFIC ONE

                                    AN INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                                        VARIABLE ANNUITY CONTRACT

                                    ISSUED BY PACIFIC MUTUAL LIFE INSURANCE
                                                    COMPANY
                                        MAILING ADDRESS: P.O. BOX 7187
                                        PASADENA, CALIFORNIA 91109-7187
                                                1-800-722-2333

[LOGO of PACIFIC ONE]

  This Prospectus describes Pacific One (the "Contract") offered by Pacific Mutual Life Insurance Company ("Pacific Mutual"). The Contracts provide purchasers with flexibility in long-term financial planning, including planning for retirement. Contracts are available both to individuals and under certain tax-qualified retirement plans. Payout options under the Contracts include variable annuities funded through Pacific Mutual's Separate Account A (the "Separate Account") and fixed annuities funded by Pacific Mutual's General Account.

  Fourteen Investment Options are currently available. Each of the thirteen Variable Investment Options now in effect is a subaccount of the Separate Account, and provides variable returns by investing in shares of a corresponding Portfolio of Pacific Select Fund:

       Money Market Portfolio             Multi-Strategy Portfolio
       High Yield Bond Portfolio          Equity Portfolio
       Managed Bond Portfolio             Bond and Income Portfolio
       Government Securities Portfolio    Equity Index Portfolio
       Aggressive Equity Portfolio        International Portfolio
       Growth LT Portfolio                Emerging Markets Portfolio
       Equity Income Portfolio

  A Fixed Option is also available; it provides a fixed rate of return and is funded by Pacific Mutual's General Account.

  THIS PROSPECTUS PROVIDES INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING A CONTRACT. IN ADDITION, THIS PROSPECTUS IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE PACIFIC SELECT FUND. YOU SHOULD READ BOTH OF THESE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR YOUR FUTURE REFERENCE.

  Additional information about the Contract and the Separate Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information ("SAI"), dated April 1, 1996. You may obtain a free copy of the SAI by writing or calling Pacific Mutual. The information contained in the SAI is incorporated by reference into this Prospectus. The table of contents for the SAI appears on page 35 of this Prospectus.

                                ---------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
      AND EXCHANGE  COMMISSION NOR  HAS THE  COMMISSION PASSED  UPON THE
         ACCURACY OR ADEQUACY OF  THIS PROSPECTUS. ANY REPRESENTATION
                    TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                ---------------

 THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY,
  ANY BANK.  IT IS  NOT FEDERALLY  INSURED BY  THE FEDERAL  DEPOSIT INSURANCE
   CORPORATION, THE  FEDERAL RESERVE BOARD, OR ANY  OTHER GOVERNMENT AGENCY.
    INVESTMENT  IN A  CONTRACT INVOLVES  RISK, INCLUDING  POSSIBLE LOSS  OF
      PRINCIPAL.

                                ---------------

THE  CONTRACT IS  NOT AVAILABLE  IN ALL STATES  AND THIS  PROSPECTUS DOES  NOT
 CONSTITUTE AN  OFFER IN ANY JURISDICTION IN  WHICH SUCH AN OFFER MAY  NOT BE
  MADE LAWFULLY.  NO PERSON IS  AUTHORIZED TO  GIVE ANY INFORMATION  OR MAKE
   ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS
    OTHER  THAN  THOSE  CONTAINED  IN  THIS  PROSPECTUS  AND  THE  RELATED
     STATEMENT  OF  ADDITIONAL  INFORMATION   (OR  ANY  SALES  LITERATURE
      APPROVED BY PACIFIC MUTUAL), AND ANY SUCH UNAUTHORIZED  INFORMATION
      OR REPRESENTATION IS, IF GIVEN OR MADE, NOT TO BE RELIED UPON.

                          DATED : APRIL 1, 1996

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SPECIAL DEFINITIONS........................................................   4
SUMMARY....................................................................   7
FEE TABLE..................................................................   8
WHY BUY A CONTRACT.........................................................  10
YOUR INVESTMENT OPTIONS....................................................  10
  Your Variable Investment Options.........................................  10
  Variable Investment Option Performance...................................  12
  Your Fixed Option........................................................  12
PURCHASING YOUR CONTRACT...................................................  12
  How to Apply for Your Contract...........................................  12
  Making Your Purchase Payments............................................  13
HOW YOUR PAYMENTS ARE INVESTED.............................................  13
  Investing in Variable Investment Options.................................  13
  When Your Investment is Effective........................................  14
  Choosing Your Investment Options.........................................  14
  Transfers................................................................  14
CHARGES, FEES AND DEDUCTIONS...............................................  15
  Premium Taxes............................................................  15
  Annual Fee...............................................................  15
  Waivers and Reduced Charges..............................................  16
  Mortality and Expense Risk Charge........................................  16
  Administrative Fee.......................................................  16
  Expenses of Pacific Select Fund..........................................  16
RETIREMENT BENEFITS AND OTHER PAYOUTS......................................  17
  Selecting Your Annuitant.................................................  17
  Annuitization............................................................  17
  Choosing Your Annuity Date ("Annuity Start Date")........................  17
  Default Annuity Date and Options.........................................  18
  Choosing Your Annuity Option.............................................  18
  Your Annuity Payments....................................................  19
  Death Benefits...........................................................  20
WITHDRAWALS................................................................  21
  Optional Withdrawals.....................................................  21
  Mandatory Distribution on Death..........................................  22
  Tax Consequences of Withdrawals..........................................  23
  Short-Term Cancellation Right ("Free Look")..............................  23
PACIFIC MUTUAL AND THE SEPARATE ACCOUNT....................................  23
  Pacific Mutual...........................................................  23
  Separate Account A.......................................................  23
FEDERAL TAX STATUS.........................................................  24
  Taxes Payable by Contract Owners: General Rules..........................  25
  Qualified Contracts......................................................  26

                                                                            PAGE
                                                                            ----
  Loans....................................................................  27
  Withholding..............................................................  29
  Impact of Federal Income Taxes...........................................  29
  Taxes on Pacific Mutual..................................................  29
ADDITIONAL INFORMATION.....................................................  30
  Voting Rights............................................................  30
  Changes to Your Contract.................................................  30
  Changes to ALL Contracts.................................................  31
  Investor Inquiries and Submitting Forms and Requests.....................  32
  Telephone Transactions...................................................  32
  Timing of Payments and Transactions......................................  33
  Confirmations Statements and Other Reports to Contract Owners............  33
  Sales Commissions........................................................  33
  Financial Statements.....................................................  33
THE FIXED OPTION...........................................................  34
  General Information......................................................  34
  Guarantee Terms..........................................................  34
  Withdrawals and Transfers................................................  34
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........................  35
APPENDIX A: STATE LAW VARIATIONS...........................................  36

                              SPECIAL DEFINITIONS

In this Prospectus, "we," "our" and "us" refer to Pacific Mutual Life Insurance Company ("Pacific Mutual"); "you" and "your" refer to the Contract Owner.

Account Value--The amount of your Contract Value allocated to any one of the Investment Options.

Annual Fee--A $40 fee charged each year on your Contract Anniversary and at the time of a full withdrawal, if your Contract Value is less than $100,000 on that date.

Annuitant--A person on whose life annuity payments may be determined. An Annuitant's life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single ("sole") Annuitant or two ("Joint") Annuitants, and may also name a "Contingent" Annuitant. If you name Joint Annuitants or a Contingent Annuitant, "the Annuitant" means the sole surviving Annuitant, unless otherwise stated.

Annuity Date--Also called the "Annuity Start Date." The date specified in your Contract or the date you later elect, if any for the commencement of annuity payments if your Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or, if earlier, the date that annuity payments actually begin. You may change your Annuity Date by notifying us as described in this Prospectus.

Annuity Option--Any one of the income options for a series of payments after your Annuity Date.

Beneficiary--A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or has a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day--Any day on which the value of the amount invested in a Variable Investment Option is determined, which currently includes each day that the New York Stock Exchange is open for trading and on which our administrative offices are open. The New York Stock Exchange is closed on weekends and on the following holidays: New York's Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day. We may choose to close on other holidays, a day immediately preceding or following a national holiday, or in emergency situations. In this Prospectus, "day" or "date" means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI. Each Business Day ends at 4:00 p.m. Eastern Time or the close of the Stock Exchange, if earlier.

Code--The Internal Revenue Code of 1986, as amended.

Contingent Annuitant--A person, named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die before your Annuity Date.

Contingent Owner--A person, named in your Contract, who may succeed to the rights of a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

Contract Anniversary--The same date, in each subsequent year, as your Contract Date.

Contract Date--The date we issue your Contract.

Contract Debt--As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are available only on certain Qualified Contracts.

Contract Owner--Generally, a person who purchases a Pacific One Contract and makes the Purchase Payments. A Contract Owner has all rights in the Contract before the Annuity Date, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights.

Contract Value--At the end of any given Business Day, your Variable Account Value, plus your Fixed Option Value, plus the amount held in the Loan Account to secure your Contract Debt.

Contract Year--A year that starts on the Contract Date or on a Contract Anniversary.

Fixed Option--If you allocate all or a part of your Purchase Payments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive interest at rates declared periodically, but not less than an annual rate of 3%.

Fixed Option Value--The aggregate amount under your Contract allocated to the Fixed Option.

Fund--Pacific Select Fund.

General Account--Our General Account consists of all assets of Pacific Mutual other than those assets allocated to Separate Account A or to any of our other separate accounts.

Guaranteed Interest Rate--The interest rate guaranteed, from time to time, for amounts allocated to the Fixed Option.

Guarantee Term--The period during which amounts you allocate to the Fixed Option earn a Guaranteed Interest Rate.

Investment Option--A Subaccount or the Fixed Option.

Joint Annuitant--If your Contract is a Non-Qualified Contract, you may name two Annuitants, called "Joint Annuitants," in your Application for your Contract. Special restrictions apply for Qualified Contracts.

Non-Qualified Contract--A Contract other than a Qualified Contract.

Portfolio--A separate series or portfolio of the Fund.

Primary Annuitant--The individual, named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payment under the Contract.

Purchase Payment--An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

Qualified Contract--A Contract that qualifies under the Code as an individual retirement annuity ("IRA"), or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan--A retirement plan that receives favorable tax treatment under
Section 401, 408, 403(a), 403(b) or 457 of the Code.

SEC--Securities and Exchange Commission.

Separate Account A (the "Separate Account")--A separate account of Pacific Mutual registered as a unit investment trust under the Investment Company Act of 1940.

Subaccount--An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit--Subaccount Annuity Units (or "Annuity Units") are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of "Unit Value."

Subaccount Unit--Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount; these Units are used, for accounting purposes, to measure your balance in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value--The value of a Subaccount Unit ("Subaccount Unit Value") or Subaccount Annuity Unit ("Subaccount Annuity Unit Value"). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day; the fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets, and also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table's implicit assumption of an annual investment return of 5%; the effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured at or about 4:00 p.m., Eastern time, on that Business Day.

Variable Account Value--The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option--A Subaccount.

                                    SUMMARY

This brief description is only an overview of the more significant features of your Contract. More detailed information may be found in subsequent sections of this Prospectus, in the SAI, and in the Contract itself. Endorsements to your Contract may contain variations from the standardized information in this Prospectus. In addition, any variations due to requirements particular to your state or jurisdiction are set forth in supplements attached to or accompanying this Prospectus. IF ANY CONTRACT ENDORSEMENTS OR SUPPLEMENTAL VARIATIONS TO THIS PROSPECTUS CONFLICT WITH OTHER INFORMATION IN THE CONTRACT FORM OR IN THIS PROSPECTUS, THE ENDORSEMENTS AND SUPPLEMENTS CONTROL YOUR CONTRACT.

WHAT IS THE CONTRACT? Pacific One (the "Contract") is a deferred annuity designed to be a long-term financial planning device, permitting you to invest on a tax-deferred basis for retirement or other long-range goals, and to receive a series of regular payments for life or a period of years. See FEDERAL TAX STATUS.

HOW DO I PURCHASE A CONTRACT? You must invest at least $25,000 to buy a Contract. After this initial investment you may make additional investments but you are not required to do so. Your initial investment may be payable in automatic installments over your first Contract Year. See PURCHASING YOUR CONTRACT.

WHAT ARE MY INVESTMENT OPTIONS? You select your own Investment Options. Thirteen of the fourteen Investment Options are Variable Investment Options available through Separate Account A. Each Variable Investment Option invests in a corresponding Portfolio of the Fund. We are the investment adviser to the Fund, and Pacific Mutual and the Fund have retained other portfolio managers for eleven of the Portfolios. You bear the investment risk associated with the Variable Investment Options, and you should expect your Contract Value allocated to these Investment Options and the value of any Subaccount Annuity Units attributed to any variable annuity payments to fluctuate. See HOW YOUR PAYMENTS ARE ALLOCATED. The fourteenth option is a Fixed Option, providing a fixed annual interest rate of at least 3%; the portion of your Purchase Payments or Contract Value allocated to the Fixed Option is held in our General Account.

You may select as many Investment Options as you wish. Prior to your Annuity Date, this selection is made by the Contract Owner(s); after your Annuity Date, any of the Variable Investment Options may be selected if you choose variable-dollar annuity payments; this selection may be made by the Annuitant(s).

CAN I CHANGE MY INVESTMENT OPTIONS? You may transfer amounts (subject to certain restrictions) from one Investment Option to another at any time on or prior to your Annuity Date; after your Annuity Date, up to four exchanges of Subaccount Annuity Units may be made in any twelve-month period. You may transfer amounts automatically using dollar cost averaging, automatic portfolio rebalancing, or an earnings sweep. See TRANSFERS in this Prospectus and SYSTEMATIC TRANSFER PROGRAMS in the SAI. Transaction fees may be imposed in the future for excessive transfers.

WHAT CHARGES WILL I PAY? An Administrative Fee equal to an annual factor expressed as a decimal (where 1.00 is equal to 100%) of 0.0015, and a mortality and expense risk charge equal to an annual factor of 0.0125, are charged against assets held in the Variable Investment Options. Amounts invested in the Variable Investment Options are also subject to the operating expenses imposed on the corresponding Portfolio of the Fund. Before you annuitize, an Annual Fee of $40 is charged each year and at the time of a full withdrawal if your Contract Value is less than $100,000.

You may also be subject to other fees. See CHARGES, FEES AND DEDUCTIONS.

CAN I WITHDRAW MY CONTRACT VALUE? Generally, you may withdraw all or part of your Contract Value at any time on or prior to your Annuity Date. Restrictions are imposed on withdrawals from certain Qualified Contracts. Withdrawals may be subject to tax and, in certain circumstances, a tax penalty. See WITHDRAWALS and FEDERAL TAX STATUS.

CAN I RETURN MY CONTRACT? For a limited time, usually about 10 days after you receive it, you may return your Contract for a refund in accordance with the terms of its "free look" provision. See SHORT-TERM CANCELLATION RIGHT ("FREE LOOK").

HOW DO I REACH PACIFIC MUTUAL? You can reach our service representatives between 6:00 a.m. and 5:00 p.m., Pacific time, at 1-800-722-2333. To send payments, forms, or requests, see INVESTOR INQUIRIES AND SUBMITTING FORMS AND REQUESTS.

                                   FEE TABLE

The purpose of this fee table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly under your Contract. The table reflects expenses of the Separate Account as well as expenses of the Fund. In addition to the charges and expenses described below, premium taxes and/or other taxes may apply. See PREMIUM TAXES in this Prospectus and the discussion under ORGANIZATION AND MANAGEMENT OF THE FUND in the Fund's Prospectus and under INVESTMENT ADVISER AND PORTFOLIO MANAGEMENT AGREEMENTS in the Fund's SAI.

      CONTRACT OWNER TRANSACTION EXPENSES
       Sales Charge Imposed on Purchase Payments........................   None
       Deferred Sales Charge............................................   None
       Withdrawal Transaction Fee/1/....................................   None
       Transfer Fee/2/..................................................   None
       ANNUAL FEE/3/.................................................... $40.00
      SEPARATE ACCOUNT A ANNUAL EXPENSES
      (as a percentage of average daily Account value)
       Mortality and Expense Risk Charge................................   1.25%
       Administrative Fee...............................................   0.15%
                                                                         ------
       Total Separate Account A Annual Expenses.........................   1.40%
                                                                         ======

--------
/1/ We reserve the right to impose a transaction fee of up to $15 in the future on excess partial withdrawals. See OPTIONAL WITHDRAWALS.

/2/ We reserve the right to impose a transaction fee of up to $15 in the future on excess transfers. See TRANSFERS.

/3/ This fee will be charged on each Contract Anniversary prior to your Annuity
  Date and at the time of a full withdrawal of any Contract Value unless your Contract Value is at least $100,000 on that date.

                      PACIFIC SELECT FUND ANNUAL EXPENSES
               (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)

                                                        OTHER EXPENSES
                                               ADVISORY     (AFTER       TOTAL
                                                 FEE    REIMBURSEMENTS) EXPENSES
                                               -------- --------------  --------
Money Market..................................    .40%       .13%          .53%
High Yield Bond...............................    .60%       .17%          .77%
Managed Bond..................................    .60%       .16%          .76%
Government Securities.........................    .60%       .22%          .82%
Aggressive Equity.............................    .80%       .19%          .99%
Growth LT.....................................    .75%       .19%          .94%
Equity Income.................................    .65%       .18%          .83%
Multi-Strategy................................    .65%       .19%          .84%
Equity........................................    .65%       .15%          .80%
Bond and Income...............................    .60%       .20%          .80%
Equity Index..................................    .25%       .17%          .42%
International.................................    .85%       .27%         1.12%
Emerging Markets..............................   1.10%       .25%         1.35%

  Example: If, at the end of the applicable time period, you withdraw your entire Variable Account Value or your entire Contract Value, you annuitize, or you do not withdraw or annuitize, you would pay the following cumulative expenses on each $1,000 invested, assuming 5% annual return on assets:

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
Money Market.....................................................  $20     $62
High Yield Bond..................................................  $23     $69
Managed Bond.....................................................  $22     $69
Government Securities............................................  $23     $71
Aggressive Equity................................................  $25     $78
Growth LT........................................................  $24     $75
Equity Income....................................................  $23     $71
Multi-Strategy...................................................  $23     $72
Equity...........................................................  $23     $70
Bond and Income..................................................  $23     $70
Equity Index.....................................................  $19     $59
International....................................................  $29     $89
Emerging Markets.................................................  $28     $87

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES INCURRED IN ANY GIVEN YEAR MAY BE MORE OR LESS THAN THOSE SHOWN IN THE EXAMPLES. The expenses listed for the Fund Portfolios reflect current expenses for the year ending December 31, 1995. The Aggressive Equity and Emerging Markets Portfolios did not begin operations until April 1, 1996 and their estimated "other expenses" reflect the policy, adopted by Pacific Mutual as Investment Adviser to the Fund, to waive its fees and reimburse expenses so that operating expenses (exclusive of advisory fees, additional custodial fees associated with holding foreign securities, foreign taxes on dividends, interest or capital gains, and extraordinary expenses) expressed as a decimal are no greater than 0.0025 of average daily net assets per year. We began this policy in 1989 and intend to continue this policy until at least December 31, 1997, but may discontinue it after that time. In the absence of this policy, it is estimated that such expenses for the Emerging Markets Portfolio would exceed this expense cap in 1996. No reimbursement to the Portfolio was necessary for the Fund's fiscal year 1995.

The Annual Fee is reflected in the examples, using an assumed Contract Value of $80,000. No Annual Fee is deducted from annuitized amounts on or after full or partial annuitization or if your Contract Value is at least $100,000.

                              WHY BUY A CONTRACT

Your Pacific One Contract (your "Contract") is a deferred annuity that provides you with flexibility in tax-deferred retirement planning or other long-term financial planning. You may select among a variety of Variable Investment Options and a Fixed Option. You may choose to add to your Contract Value at any time, and your additional investments may be in any amount you choose (subject to certain limitations). When you annuitize, your Annuitant(s) will receive a series of variable and/or fixed payments for life or for a specified number of years.

If you purchase a Contract with after-tax dollars, (a "Non-Qualified Contract") or if your Contract is purchased through a Qualified Plan or IRA (a "Qualified Contract"), your earnings on your Contract are not subject to tax until amounts are withdrawn or distributed (including annuity payments). See FEDERAL TAX STATUS.

                            YOUR INVESTMENT OPTIONS

You may choose among fourteen different Investment Options.

YOUR VARIABLE INVESTMENT OPTIONS

Separate Account A, a newly-organized separate account of Pacific Mutual, currently offers you thirteen "Variable Investment Options" (also called "Subaccounts"). Each Variable Investment Option invests in a separate Portfolio of the Fund. Your Variable Investment Options are:

  .  Money Market Subaccount
  .  High Yield Bond Subaccount
  .  Managed Bond Subaccount
  .  Government Securities Subaccount

  .  Aggressive Equity Subaccount
  .  Growth LT Subaccount
  .  Equity Income Subaccount
  .  Multi-Strategy Subaccount
  .  Equity Subaccount
  .  Bond and Income Subaccount
  .  Equity Index Subaccount
  .  International Subaccount

  .  Emerging Markets Subaccount

What Are Each of These Options?

For your convenience, the following chart summarizes some basic data about each Portfolio. THIS CHART IS ONLY A SUMMARY. FOR MORE COMPLETE INFORMATION ON EACH PORTFOLIO, INCLUDING A DISCUSSION OF THE PORTFOLIO'S INVESTMENT TECHNIQUES AND THE RISKS ASSOCIATED WITH ITS INVESTMENTS, SEE THE ACCOMPANYING FUND PROSPECTUS. NO ASSURANCE CAN BE GIVEN THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

------------------------------------------------------------------------------------------
                                             PRIMARY INVESTMENTS
                                             (UNDER NORMAL
 PORTFOLIO            INVESTMENT OBJECTIVE   CONDITIONS)            PORTFOLIO MANAGER
==========================================================================================
 Money Market         Current income         Highest quality money  Pacific Mutual
                      consistent with        market securities.
                      preservation of
                      capital.
------------------------------------------------------------------------------------------
 High Yield Bond      High level of current  Intermediate- and      Pacific Mutual
                      income.                long-term high-
                                             yielding lower and
                                             medium quality ("high
                                             risk") fixed income
                                             securities.
------------------------------------------------------------------------------------------
 Managed Bond         Maximize total return  Investment grade       Pacific Investment
                      consistent with        marketable debt        Management Company
                      prudent investment     securities. Will
                      management.            normally maintain an
                                             average portfolio
                                             duration of 3-7 years.
------------------------------------------------------------------------------------------
 Government Securi-   Maximize total return  Securities that are    Pacific Investment
  ties                consistent with        obligations of or      Management Company
                      prudent investment     guaranteed by the U.S.
                      management.            Government, its
                                             agencies or
                                             instrumentalities
                                             (including futures
                                             contracts and options
                                             thereon). Will
                                             normally maintain an
                                             average portfolio
                                             duration of 3-7 years.
------------------------------------------------------------------------------------------
 Aggressive Equity    Capital appreciation.  Stocks of small- and   Columbus Circle
                                             medium-sized           Investors
                                             companies.
------------------------------------------------------------------------------------------
 Growth LT            Long-term growth of    Equity securities.     Janus Capital
                      capital consistent                            Corporation
                      with preservation of
                      capital.
------------------------------------------------------------------------------------------
 Equity Income        Long-term growth of    Dividend-paying common J.P. Morgan Investment
                      capital and income.    stock.                 Management Inc.
------------------------------------------------------------------------------------------
 Multi-Strategy       High total return.     Equity and fixed       J.P. Morgan Investment
                                             income securities.     Management Inc.
------------------------------------------------------------------------------------------
 Equity               Capital appreciation.  Common stocks and      Greenwich Street
                                             securities convertible Advisors Division of
                                             into or exchangeable   Smith Barney Mutual
                                             for common stocks.     Fund Management Inc.
------------------------------------------------------------------------------------------
 Bond and Income      High level of current  Investment grade debt  Greenwich Street
                      income consistent with securities.            Advisors Division of
                      prudent investment                            Smith Barney Mutual
                      management and                                Fund Management Inc.
                      preservation of
                      capital.
------------------------------------------------------------------------------------------
 Equity Index         Investment results     Stocks included in the Bankers Trust Company
                      that correspond to the Standard & Poor's 500
                      total return           Composite Stock Price
                      performance of common  Index (the "S&P 500").
                      stocks publicly traded
                      in the U.S.
 International        Long-term capital      Equity securities of   Templeton Investment
                      appreciation.          corporations domiciled Counsel, Inc.
                                             outside the U.S.
------------------------------------------------------------------------------------------
 Emerging Markets     Long-term growth of    Common stocks of       Blairlogie Capital
                      capital.               companies domiciled in Management
                                             emerging market
                                             countries.
------------------------------------------------------------------------------------------

The Investment Adviser

We are the investment adviser for the Fund. Pacific Mutual and the Fund have retained other portfolio managers, supervised by Pacific Mutual, for eleven of the Portfolios.

VARIABLE INVESTMENT OPTION PERFORMANCE

Historical performance information can help you understand how investment performance can affect your investment in the Variable Investment Options. Although the Subaccounts are newly-established and have no historical performance, each Subaccount will be investing in shares of a Portfolio of the Fund, and the majority of these Portfolios do have historical performance data. Performance data include total returns for each Subaccount, current and effective yields for the Money Market Subaccount, and yields for the other fixed income Subaccounts. Calculations are in accordance with standard formulas prescribed by the SEC. Yields do not reflect any charge for premium taxes and/or other taxes; this exclusion may cause yields to show more favorable performance. Total returns may or may not reflect Annual Fees or any charge for premium and/or other taxes; data that do not reflect these charges may show more favorable performance.

The SAI presents some hypothetical performance data, showing what the performance of each Subaccount would have been if it had been investing in the corresponding Portfolio since that Portfolio's inception. The SAI also presents some performance benchmarks, based on unmanaged market indices, such as the S&P 500, and on "peer groups," which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Subaccount performance.

In addition, we may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability. The SAI presents more details about these ratings.

YOUR FIXED OPTION

The Fixed Option offers you a guaranteed minimum interest rate on the amounts you allocate to this Option. Amounts you allocate to the Fixed Option, and your earnings credited to your Fixed Option Value, are held in Pacific Mutual's General Account. For more detailed information about the Fixed Option, see THE FIXED OPTION section in this Prospectus.

                           PURCHASING YOUR CONTRACT

HOW TO APPLY FOR YOUR CONTRACT

To purchase a Contract, fill out an Application and submit it along with your initial Purchase Payment to Pacific Mutual Life Insurance Company at P.O. Box 100060, Pasadena, California 91189-0060. If your Application and payment are complete when received, or once they have become complete, we will issue your Contract within the next two Business Days. If some information is missing from your Application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Purchase Payment for more than five Business Days without your permission.

If you already own a deferred annuity or a life insurance policy, you may purchase a Contract by exchanging your existing contract. You must submit all contracts to be exchanged when you submit your Application. Call your representative, or call us at 1-800-722-2333, if you are interested in this option.

We reserve the right to reject any Application or Purchase Payment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner for which a Contract will be issued is 85, which is calculated as of his or her attained birthday. If there are Joint and/or Contingent Owners, all must be under the age of 85.

MAKING YOUR PURCHASE PAYMENTS

Making Your Initial Payment

Your initial Purchase Payment must be at least $25,000. You may pay this entire amount when you submit your Application, or you may choose our pre-authorized checking plan ("PAC") which allows you to pay in equal monthly installments over one year (at least $2,000 per month). If you choose PAC, you must make your first installment payment when you submit your Application. Further requirements for PAC are discussed in the PAC form.

You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $500,000.

Making Additional Payments

You may choose to invest additional amounts in your Contract at any time. Each additional Purchase Payment must be at least $1,000.

Forms of Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. You may also make additional PAC Purchase Payments via electronic funds transfer. All checks must be drawn on U.S. funds. If you make Purchase Payments by check other than a cashier's check, your withdrawal requests and any refund under the "free look" may be delayed until your check has cleared.

                     HOW YOUR PAYMENTS ARE ALLOCATED

CHOOSING YOUR INVESTMENT OPTIONS

You may allocate your Purchase Payments among the thirteen Subaccounts and the Fixed Option. Allocations of your initial Purchase Payment to the Investment Options you selected will be effective either on your Contract Date or on your Free Look Transfer Date. See SHORT-TERM CANCELLATION RIGHT ("FREE LOOK"). Each additional Purchase Payment will be allocated to the Investment Options according to your allocation instructions in your Application, or most recent instructions, if any. We reserve the right, in the future, to require that your allocation to any particular Investment Option meet a certain minimum amount.

INVESTING IN VARIABLE INVESTMENT OPTIONS

Each time you allocate your investment to a Variable Investment Option, your Contract is credited with a number of "Subaccount Units" in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the "Unit Value" of one Unit of that Subaccount.

  Example: You allocate $3,000 to the Government Securities Subaccount. At the end of the Business Day your investment allocation is effective, the value of one Unit in the Government Securities Subaccount is $15. As a result, 200 Units are credited to your Contract for your $3,000.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your investment allocated to the Variable Investment Options may be worth more or less than the original Purchase Payments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio's investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units at or about 4:00 p.m. Eastern time on each Business Day. The SAI contains a detailed discussion of these calculations.

WHEN YOUR INVESTMENT IS EFFECTIVE

The day your investment is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Your initial Purchase Payment is ordinarily effective on the day we issue your Contract. Any additional investment is effective on the day we receive your Purchase Payment in good form.

TRANSFERS

Once your payments are allocated to the Investment Options you selected, you may transfer your Contract Value from any Investment Option to any other at any time and as often as you like. Transfer requests are normally effective on the Business Day we receive them in good form. If you reside in a state that requires refund of Purchase Payments under your Free Look Right, transfers may be made only on or after your Free Look Transfer Date. See Short Term Cancellation Right ("Free Look").

No fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 may apply to transfers in excess of 15 in any Contract Year. Transfers under the dollar cost averaging, and earnings sweep options are counted toward your total transfers in a Contract Year. Any such fee would be charged against your Investment Options, including the Fixed Option, proportionately based on your relative Account Value in each immediately after the transfer.

We have the right, at our option, to require certain minimums in the future in connection with transfers; these may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than such minimum amount, we may transfer that remaining amount to your other Investment Options in the proportions specified in your current allocation instructions. We also reserve the right to limit the size of transfers, to limit the number and frequency of transfers, to restrict transfers, and to suspend transfers. We reserve the right to reject any transfer request. Currently, the only restriction is that we will not accept instructions from agents acting under a power of attorney or otherwise on behalf of multiple Contract Owners.

Exchanges of your Annuity Units in any Subaccount(s) to any other
Subaccount(s) after annuitization are limited to four in any twelve-month period. See RETIREMENT BENEFITS AND OTHER PAYOUTS.

Dollar Cost Averaging

Dollar cost averaging is a method in which investors buy securities in a series of regular purchases instead of in a single purchase. This allows the investor to average the securities' price over time, and may permit a

"smoothing" of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option with an Account Value of at least $10,000 to one or more other Investment Options. Detailed information appears in the SAI.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will "rebalance" your investment to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. The Fixed Option is not available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

                         CHARGES, FEES AND DEDUCTIONS

PREMIUM TAXES

Depending on (among other factors) your state of residence, a tax may or may not be imposed on your Purchase Payments at the time your payment is made, at the time of partial or total withdrawal, at the time any death benefit proceeds are paid, at annuitization, or at such other time as taxes may be imposed. Tax rates ranging from 1.0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to payments ("premium taxes") on your behalf, we will impose a similar charge against your Contract Value. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, "premium taxes" include any state or local premium taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of payments Pacific Mutual has received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of purchase payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to Pacific Mutual's operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments. Currently, we do not impose any such charges.

ANNUAL FEE

Pacific Mutual will charge you an Annual Fee of $40 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Contract Value, less Contract Debt, if your Contract Value is less than $100,000 on that date. The fee is not imposed on amounts you annuitize or on payment of a death benefit. The fee reimburses certain of our costs in administering the Contracts and the Separate Account; we do not intend to realize a profit from this fee or the Administrative Fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options, including the Fixed Option. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract; that is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts.

No Annual Fee is charged on payment of a death benefit or on annuitization.

WAIVERS AND REDUCED CHARGES

Officers, directors and employees of Pacific Mutual and our affiliates, registered representatives and employees of broker/dealers with a current selling agreement with Pacific Mutual and their affiliates, and employees of affiliated asset management firms ("Eligible Employees") and immediate family members of Eligible Employees are eligible for certain waivers and/or credits. Eligible Employees and their immediate family members may purchase a Contract without regard to minimum Purchase Payment requirements. In addition, we may credit an additional amount to the Contract Value of these Contracts. We may reduce or waive the Annual Fee or credit additional amounts in situations that reduce the administrative expenses, such as the sale of several Contracts to the same Contract Owners, sales of large Contracts and group sales or in situations that reduce selling and/or maintenance costs associated with the Contracts.

MORTALITY AND EXPENSE RISK CHARGE

Pacific Mutual assesses a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contracts (the "Risk Charge"). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is "mortality risk." We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called "expense risk."

This Risk Charge is assessed daily at an annual rate of 0.0125 of each Subaccount's assets; this charge may not be increased for the duration of your Contract. Of this amount, 0.0045 is for assuming expense risk, and 0.0080 is for assuming mortality risk.

Risk Charges will stop at annuitization if you select a fixed annuity; Risk Charges will continue after annuitization if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

Pacific Mutual will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if actual costs exceed the Risk Charge. Any gain will become part of our General Account; we may use it for any reason, including covering sales expenses on the Contracts.

ADMINISTRATIVE FEE

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing Applications and payments, and issuing reports to Contract Owners and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate of 0.0015 of the assets of each Subaccount. This fee is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract.

EXPENSES OF PACIFIC SELECT FUND

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable reimbursements. These fees and expenses may vary. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. The Fund's fees and expenses are described in detail in the Fund's Prospectus and in its SAI.

                     RETIREMENT BENEFITS AND OTHER PAYOUTS

SELECTING YOUR ANNUITANT

When you submit the Application for your Contract, you must choose a sole Annuitant or two Joint Annuitants. The Annuitant(s) will receive annuity payments under your Contract when you annuitize. If you are buying a Qualified Contract, you must be the sole Annuitant or your Primary Joint Annuitant; if you are buying a Non-Qualified Contract you may choose yourself and/or another person. In either case, you may choose a Contingent Annuitant; more information on these options is set out in the SAI. Except in the case of certain Qualified Contracts, you will not be able to add or change a sole or Joint Annuitant after your Contract is issued. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first; however, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. If you have a Non-Qualified Contract and wish to name a Joint Annuitant, your younger Annuitant must be your Primary Annuitant. You may not choose an Annuitant who has (or had) reached his or her 86th birthday at the time your Contract is (or was) issued. This restriction applies to Joint and Contingent Annuitants as well as to a sole Annuitant.

ANNUITIZATION

You may choose both your Annuity Date (or "Annuity Start Date") and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Contract Value, less any Contract Debt, any transaction fee, and any applicable charge for premium taxes and/or other taxes, so long as the net amount you annuitize is at least $5,000. If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any Contract Debt, any applicable charge for premium taxes and/or other taxes, any transaction fee, and any applicable Annual Fee. We will distribute your Contract Value, less any Contract Debt and any applicable charge for premium taxes, and/or other taxes, any transaction fee, and any Annual Fee to you in a single sum if the net amount of your Contract Value available to convert to an annuity is less than $5,000 on your Annuity Date. Distributions under your Contract will have tax consequences. You should consult a qualified tax adviser for information on full or partial annuitization.

CHOOSING YOUR ANNUITY DATE ("ANNUITY START DATE")

You should choose your Annuity Start Date when you submit your Application or we will apply your default Annuity Date to your Contract.

You may change your Annuity Date by notifying us in writing or other form acceptable to us. We must have received your written notice at least 10 Business Days prior to the earlier of your old Annuity Date or your new Annuity Date.

Your Annuity Date cannot be earlier than your first Contract Anniversary and must occur on or before a certain date: If you have a sole Annuitant, your Annuity Date cannot be later than his or her 100th birthday; if you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant's 100th birthday; if you have Joint Annuitants and a Qualified Contract, your Annuity Date cannot be later than your own 100th birthday. Different requirements may apply in some states. See APPENDIX A: STATE LAW VARIATIONS. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant's attained age 59 1/2. See FEDERAL TAX STATUS.

If you annuitize only a portion of your Contract Value on your Annuity Start Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a "continuing Contract"). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your "Annuity Date" would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may or may not be available, or may be available only for certain types of Contracts. You should call your tax adviser for more information if you are interested in this option.

DEFAULT ANNUITY DATE AND OPTIONS

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your Application, your Annuity Date will be your Annuitant's 100th birthday or your younger Joint Annuitant's 100th birthday, whichever applies (some states' laws may require a different Annuity Date; see APPENDIX
A: STATE LAW VARIATIONS). If you have a Qualified Contract and fail to choose an Annuity Date, your Annuity Date will be April 1 of the calendar year following the year you attain age 70 1/2; if you have already attained age 70 1/2 on the Contract Date, your Annuity Date will be April 1 of the calendar year following your first Contract Anniversary.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Contract Value, less any Contract Debt, any applicable transaction fee, and any applicable charge for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $5,000) as follows: the net amount attributed to your Fixed Option Value will be converted into a fixed-dollar annuity and the net amount attributed to your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Period Certain Only for five years. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50% and your spouse will automatically be named your Joint Annuitant.

CHOOSING YOUR ANNUITY OPTION

You make three basic decisions about your annuity payments. First, you must choose whether you want those payments to be a fixed-dollar amount and/or a variable-dollar amount. Second, you must choose the form of annuity payments (see Annuity Options). Third, you must decide how often you want annuity payments to be made (the "frequency" of the payments). You may not change these selections after annuitization.

Fixed and Variable Annuities

You may choose a fixed annuity (i.e., with fixed-dollar amounts), a variable annuity (i.e., with variable-dollar amounts), or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies.

If you select a variable annuity, you may choose as many Variable Investment Options for your annuity as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI explains in more detail how your Contract converts into a variable annuity.

Annuity Options

Four types of annuity options are currently available under the Contracts, although additional options may become available in the future.

  . Life Only. Periodic payments are made to the Annuitant during his or her lifetime. Payments stop when the Annuitant dies.

  . Life with Period Certain. Periodic payments are made to the Annuitant during his or her lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments.

  . Joint and Survivor Life. Periodic payments are made during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments are made to the secondary Annuitant named in the election if and as long as such secondary Annuitant lives. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the payments made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). Payments stop when both Annuitants die.

  . Period Certain Only. Periodic payments are made to the Annuitant over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments.

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semi-annually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), your spouse's consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

YOUR ANNUITY PAYMENTS

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select; this amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s). For fixed annuity payments, the annuity purchase rates ("income factors") in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the greater of our current periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed periodic income factors under the Contract. For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable income factors in our table. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

DEATH BENEFITS

A death benefit may be payable on proof of death before the Annuity Date, of the Annuitant or of any Contract Owner while the Contract is in force. The Death Benefit will be paid according to the Death Benefit Proceeds section below.

Defining Our "Death Benefit" Terms

Your Death Benefit Amount as of any day (prior to your Annuity Date) is equal to the greater of:

  . your aggregate Purchase Payments, less any prior partial withdrawals, including any withdrawal fees, as of that day; or

  .  your Contract Value as of that day.

Your Guaranteed Minimum Death Benefit Amount is determined as follows: We look at your Contract as of your fifth Contract Anniversary and as of every fifth subsequent Contract Anniversary prior to your Annuity Date, that is, the 10th, 15th, etc., (each of these Anniversaries is a "Milestone Date"). For each Milestone Date, if your Annuitant was living and had not yet reached his or her 76th birthday as of that date, we calculate what your Death Benefit Amount would have been as of that Milestone Date and adjust this amount by (1) adding the aggregate amount of any Purchase Payments received by us after that Milestone Date and (2) subtracting the aggregate amount of any partial withdrawals, any fees for withdrawals and transfers, any Annual Fees, and any previous charges for premium taxes and/or other taxes effected since that Milestone Date. The highest of these adjusted amounts, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount. Calculations of any "Guaranteed Minimum Death Benefit" are only made once death benefit proceeds become payable under your Contract.

The Notice Date is the day on which we receive proof (in good form) of death and instructions regarding payment of death benefit proceeds.

The Amount of the Death Benefit: Death of the Annuitant

If the Annuitant dies on or before your fifth Contract Anniversary, or if the Annuitant had already reached his or her 76th birthday as of your fifth Contract Anniversary, the death benefit will be equal to your "Death Benefit Amount" as of the "Notice Date."

If the Annuitant dies after your fifth Contract Anniversary and had not yet reached his or her 76th birthday as of your fifth Contract Anniversary, the death benefit will be equal to the greater of:

  .  your Death Benefit Amount as of the Notice Date; or

  .  your "Guaranteed Minimum Death Benefit Amount" as of the Notice Date.

The following procedures apply in the event of death of an Annuitant who is not also a Contract Owner: If your Contract names Joint Annuitants, and only one Joint Annuitant dies, the surviving Joint Annuitant becomes your sole Annuitant and the death benefit is not yet payable. If your sole Annuitant dies (or if no Joint Annuitant survives) and your Contract names a surviving Contingent Annuitant, he or she becomes the sole Annuitant and the death benefit is not yet payable.

The Amount of the Death Benefit: Death of a Contract Owner

If a Contract Owner who is not the Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to your Contract Value as of the Notice Date.

Death Benefit Proceeds

The proceeds of any death benefit payable will be the amount of the death benefit reduced by any charge for premium taxes and/or other taxes and any Contract Debt. The Death Benefit proceeds will be payable in a single sum or, if the recipient chooses, as an annuity. Any such annuity is subject to all restrictions (including minimum amount requirements) as are other annuities under this Contract; in addition, there may be legal requirements that limit the recipient's Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before electing to receive an annuity.

Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

                                  WITHDRAWALS

OPTIONAL WITHDRAWALS

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract, so long as any of your Annuitants is still living. Except as provided below, withdrawals from your Investment Options may be made at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Contract Value, less Contract Debt. You may choose to make your withdrawal from specified Investment Options; if you do not specify Investment Options, your withdrawal will be made from all Investment Options proportionately. Each partial withdrawal, including pre-authorized withdrawals, must be for at least $1,000. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than any minimum Account Value we may require in the future, we have the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial withdrawal leaves you with a Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section.

Amount Available for Withdrawal

The amount available to you for withdrawal is your Contract Value, less Contract Debt, at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, any withdrawal transaction fee, any charges for premium tax and/or other taxes, and your Contract Debt. The amount we send to you (your "withdrawal proceeds") will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX STATUS.

You assume investment risk on investments in the Subaccounts; as a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Withdrawal Transaction Fees

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal (including preauthorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options, including the Fixed Option, proportionately based on your Account Value in each immediately after the withdrawal.

Pre-Authorized Withdrawals

If your Contract Value is at least $10,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. Each withdrawal must be for at least $1,000. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a 10% tax penalty if you have not reached age 59 1/2. See FEDERAL TAX STATUS. Additional information and options are set out in the SAI and in the Pre-Authorized Withdrawal section of your Application.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to Pacific Mutual or sign and submit to us a "lost contract affidavit."

Special Restrictions Under Qualified Plans

If your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your (a) separation from service, (b) death, (c) disability as defined in Section 72(m)(7) of the Code, (d) reaching age
59 1/2, or (e) hardship as defined for purposes of Section 401(k) of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results; this additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX STATUS. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. You should consult with your tax advisor before making withdrawals from your Contract Value.

Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code restricts withdrawal of contributions and earnings in a variable annuity contract in the Texas Option Retirement Program (ORP) prior to 1) termination of employment in all Texas public institutions of higher education, 2) retirement, 3) death, or 4) the participant's attainment of age 70 1/2. A participant in the Texas ORP will not, therefore, be entitled to make full or partial withdrawals under a Contract unless one of the foregoing conditions has been satisfied. Appropriate certification must be submitted to redeem the participant's account. Restrictions on withdrawal do not apply to transfers of values from one annuity contract to another during participation in the Texas ORP. Loans are not available in the Texas ORP.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in good form. If you make Purchase Payments by check and submit a withdrawal request immediately afterwards, the payment of your withdrawal request may be delayed until your check clears.

MANDATORY DISTRIBUTION ON DEATH

If a Contract Owner of a Non-Qualified Contract dies before the Annuity Date, the entire interest must be distributed within 5 years of death. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die. Distribution to a designated recipient beginning no later than 1 year after the Contract Owner's death and continuing over the recipient's life or a period not exceeding the recipient's life expectancy will satisfy this distribution requirement. If the Contract Owner was not an Annuitant but was a Joint Owner and there is a surviving Joint Owner, that surviving Joint Owner is the designated recipient; if no Joint Owner survives but a Contingent Owner is named in the Contract and is living, he or she is the designated recipient. Otherwise, or if the Contract Owner was an Annuitant, the designated recipient is the Beneficiary; if no Beneficiary is living, the designated recipient is the Owner's estate. A sole designated recipient who is the Contract Owner's spouse may elect to become the Contract Owner (and sole Annuitant if the deceased Contract Owner had been the Annuitant) and continue the Contract. A Joint or Contingent Owner who is the designated recipient but not the Contract Owner's spouse may not continue the Contract but may purchase a new Contract; however, a distribution will be considered to have been made under the original Contract for federal income tax purposes.

TAX CONSEQUENCES OF WITHDRAWALS

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. YOU SHOULD CONSULT WITH A TAX ADVISER BEFORE MAKING ANY WITHDRAWAL OR SELECTING THE PRE-AUTHORIZED WITHDRAWAL OPTION. See FEDERAL TAX STATUS.

SHORT-TERM CANCELLATION RIGHT ("FREE LOOK")

You may return your Contract for cancellation and a full refund during your "free look period." Your free look period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. For more information, see APPENDIX A: STATE LAW VARIATIONS. If you return your Contract, it will be canceled and treated as void from your Contract Date. You will then receive a refund as follows:

  .  All of your Purchase Payments allocated to the Fixed Option, and

  . your Variable Account Value as of the end of the Business Day on which we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract fees or charges to pay premium taxes and/or other taxes.

Some states' laws require us to refund your Purchase Payments allocated to the Variable Investment Options instead of your Variable Account Value. If you reside in one of these states, the Purchase Payments you have allocated to any Subaccount will usually be allocated to the Money Market Subaccount during your free look period; however, different rules may apply depending on your state of residence. In such cases, we will transfer your Contract Value in the Money Market Account to your chosen Variable Investment Options at the end of the 15th calendar day after your Contract Date ("your Free Look Transfer Date"). We reserve the right to extend your Free Look Transfer Date by the number of days in excess of ten days that your state of residence allows you to return your Contract to us under the Free Look Provision.

                    PACIFIC MUTUAL AND THE SEPARATE ACCOUNT

PACIFIC MUTUAL

Pacific Mutual is a mutual life insurance company organized under California law on January 2, 1868 under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. Our operations include both life insurance and annuity products as well as financial and retirement services. As of the end of 1995, we had over $44.2 billion of individual life insurance in force and total assets of approximately $17.6 billion. Together with our subsidiaries and affiliated enterprises, Pacific Mutual has total assets and funds under management of over $116.6 billion. We have been ranked according to assets as the 24th largest life insurance carrier in the nation for 1994. We are authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. Our principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

Our wholly-owned subsidiary, Pacific Mutual Distributors, Inc. ("PMD") (formerly known as Pacific Equities Network), serves as the principal underwriter for the Contracts. PMD is located at 700 Newport Center Drive, Newport Beach, California 92660. PMD and Pacific Mutual enter into selling agreements with broker-dealers, under which such broker-dealers act as agents of Pacific Mutual and PMD in the sale of the Contracts.

SEPARATE ACCOUNT A

Separate Account A was established on September 7, 1994 as a separate account of Pacific Mutual, and is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as a type of investment company called a "unit investment trust."

Obligations arising under your Contract are general corporate obligations of Pacific Mutual. We are also the legal owner of the assets in the Separate Account.

Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by Pacific Mutual that are supported by the Separate Account may not be charged with liabilities arising from any other business of Pacific Mutual; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to Pacific Mutual's other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account's assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See MORE ON THE FUND'S SHARES in the accompanying Prospectus for the Fund.

                              FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature, and does not consider any applicable state or local tax laws. We do not make any guarantee regarding the tax status, federal, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the Contract as nominee for a natural person. If a contract is not owned or held by a natural person or a nominee for a natural person, the contract generally will not be treated as an "annuity" for tax purposes, meaning that the contract owner will be taxed currently on annual increases in account value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or a nominee for a natural person, and that Pacific Mutual (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear under OTHER INFORMATION ABOUT THE FUND in the Fund's Prospectus. Pacific Mutual believes the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract Owners may direct their investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under
Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

TAXES PAYABLE BY CONTRACT OWNERS: GENERAL RULES

THESE GENERAL RULES APPLY TO NON-QUALIFIED CONTRACTS. AS DISCUSSED BELOW, HOWEVER, TAX RULES MAY DIFFER FOR QUALIFIED CONTRACTS AND YOU SHOULD CONSULT A QUALIFIED TAX ADVISER IF YOU ARE PURCHASING A QUALIFIED CONTRACT.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of fees, will be treated first as taxable income, to the extent that your Contract Value exceeds the aggregate of your Purchase Payments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Purchase Payments.

The assignment or pledge of (or agreement to assign or pledge) any portion of the value of the Contract for a loan will be treated as a withdrawal subject to these rules. Moreover, all annuity contracts issued to you in any given calendar year by Pacific Mutual and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is: (1) made on or after the date you reach age 59 1/2, (2) made by a Beneficiary after your death, (3) attributable to your becoming disabled, or (4) in the form of level annuity payments under a lifetime annuity.

Taxes Payable on Annuity Payments

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Purchase Payments (as used here, "Purchase Payments" means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Purchase Payments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s).

Should annuity payments cease on account of the death of a Contract Owner before Purchase Payments have been fully recovered, an Annuitant (or in certain cases the Beneficiary) is allowed a deduction on the final tax return for the unrecovered Purchase Payments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Purchase Payments as payments are made. A lump sum payment taken in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Purchase Payments would be subject to income tax. Such a lump sum payment may also be subject to a penalty tax.

If a Contract Owner dies before annuity payments begin, certain minimum distribution requirements apply. If a Contract Owner dies after the Annuity Date, the remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution in effect on the date of death.

Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions.

In addition, designation of a Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.

Certain transfers of a Contract for less than full consideration, such as a gift, will trigger tax on the investment income in the Contract, and may also trigger tax penalties and, if applicable, gift tax.

QUALIFIED CONTRACTS

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules.

THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS ARE AVAILABLE. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISER.

Individual Retirement Annuities ("IRAs")

Contributions to an IRA are subject to limitations. Because your minimum initial Purchase Payment for a Pacific One Contract is larger than the maximum annual contribution permitted for an IRA, Pacific One Contracts are available as IRAs only through a rollover from an existing Qualified Plan.

In addition, distributions from an IRA are subject to certain restrictions. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of yourself and your Joint Annuitant. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You may rollover funds from an existing Qualified Plan (such as proceeds from existing insurance policies, annuity contracts or securities) into your IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your IRA; to avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to Pacific Mutual.

Similar limitations and tax penalties apply to tax sheltered annuities, government plans, and 401(k) and pension and profit-sharing plans.

Tax Sheltered Annuities ("TSAs")

Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees; Purchase Payments made on Contracts purchased for these employees are excludable from the employees' gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties.

Government Plans

Section 457 of the Code permits employees of a state or local government (or of certain other tax-exempt entities) to defer compensation through an eligible government plan. Contributions to a Contract in connection with an eligible government plan are subject to limitations.

401(k) Plans; Pension and Profit-Sharing Plans

Deferred compensation plans may be established by an employer for certain eligible employees under Sections 401(a) and 401(k) of the Code. Contributions to these plans are subject to limitations.

LOANS

Certain Qualified Contract Owners may borrow against their Contracts. If yours is a Qualified Contract issued under Section 401(a), 401(k), 403(a) or 403(b) of the Code and the terms of your Qualified Plan permit, you may request a loan from Pacific Mutual, using your Contract Value as your only security.

Loan Procedures

Your loan request must be submitted on our Loan Request Form. You may submit a loan request at any time after your first Contract Anniversary and before your Annuity Date. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will forward proceeds of your loan to you within seven calendar days after the effective date of your loan. A $100 loan administrative fee will be deducted from your loan proceeds, however we reserve the right to increase this fee up to a maximum of $500.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called our "Loan Account". To make this transfer, we will transfer amounts proportionately from your Investment Options, based on your Account Value in each.

As your loan is repaid, a portion, corresponding to the amount of the repayment, of any amount then held as security for your loan will be transferred from the Loan Account back into your Investment Options in accordance with your current allocation instructions.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount must be for at least $1,000, subject to certain state limitations. Your total Contract Debt at the effective date of your loan, may not exceed the lesser of:

  .  50% of your Contract Value, or

  . $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Qualified Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Qualified Plans, the amount you may borrow may be further restricted.

You will be charged interest on your Contract Debt at an annual rate, set at the time of the loan withdrawal, equal to the higher of (a) Moody's Corporate Bond Yield Average-Monthly Average Corporates (the "Moody's Rate"), as published by Moody's Investors Service, Inc., or its successor, for the most recently available calendar month or (b) 5%. In the event that the Moody's Rate is no longer available, we may substitute a substantially similar average rate, subject to compliance with applicable state regulations. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate that is two percentage points lower than the annual rate of interest charged on your Contract Debt. Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan; earnings on the amount held in the Loan Account to secure your loan accrue daily beginning on the following day, and those earnings will be transferred once a year to your Investment Options in accordance with your current allocation instructions.

Repayment Terms

Your loan, including principal and accrued interest, must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

  Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Normally, the term of a loan will be five years from the effective date of the loan; however, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date.

You may prepay your loan at any time; if you prepay your entire outstanding principal, we will bill you for any accrued interest, and your loan will be considered repaid only when the interest due has been paid.

If a loan payment is not made when due, interest will continue to accrue and we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the "grace period") to make the required payment. If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest will be considered a Deemed Distribution and will be withdrawn when such values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, will be subject to the mandatory 20% federal withholding and may be subject to the early withdrawal tax penalty.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest. Any amounts withdrawn and applied as repayment of loan principle will be withdrawn from the Loan account. Any amounts withdrawn and applied as repayment of interest due will be withdrawn from your Fixed and Variable Accounts on a proportionate basis relative to the Accumulated Value in each account.

Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Purchase Payments unless you specifically indicate that your payment is a loan repayment. Any loan repayments in excess of the amount then due will be refunded to you, unless such amount is sufficient to pay the balance of your loan.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and, in many cases, unclear. FOR THESE REASONS AND BECAUSE THE RULES VARY DEPENDING ON THE INDIVIDUAL CIRCUMSTANCES OF EACH CONTRACT, WE URGE YOU TO CONSULT WITH A QUALIFIED TAX ADVISER PRIOR TO EFFECTING ANY LOAN TRANSACTION UNDER YOUR CONTRACT.

Interest paid on your loan under a 401(k) plan or 403(b) tax sheltered annuity will be considered "personal interest" under Section 163(h) of the Code, to the extent the loan comes from your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

WITHHOLDING

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your Application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-2333 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another Qualified Plan or an IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

IMPACT OF FEDERAL INCOME TAXES

In general, if you expect to accumulate savings over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by Pacific Mutual while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your investment in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

TAXES ON PACIFIC MUTUAL

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of Pacific Mutual's operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes) but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Purchase Payments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

                            ADDITIONAL INFORMATION

VOTING RIGHTS

We are the legal owner of the shares of the Pacific Select Fund Portfolios held by the Subaccounts, and consequently have the right to vote on any matter voted on at Fund shareholders' meetings. However, our interpretation of applicable law requires us to vote the shares attributable to your Variable Account Value ("your voting interest") in accordance with your directions.

We will pass shareholder proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders' meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we hold shares of a Portfolio in our General Account, and/or any of our non-insurance subsidiaries hold shares of a Portfolio, such shares will be voted in the same proportion as other votes cast by all of our separate accounts in the aggregate, including Separate Account A.

We may elect, in the future, to vote shares of Pacific Select Fund Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to (a) your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by (b) the net asset value per share of that Portfolio. Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity. The number of shares that form the basis for your voting interest will be determined as described above, but will decrease throughout the payout period.

CHANGES TO YOUR CONTRACT

Contract Owner(s) and Contingent Owner

You may change your Non-Qualified Contract at any time prior to your Annuity Date to name a different Contract Owner or to add a Joint Owner, or to add or change a Contingent Owner; if yours is a Qualified Contract, you must be the only Contract Owner, but you may still add or change a Contingent Owner. Your Contract cannot name more than two Contract Owners (Joint Owners) and one Contingent Owner at any time. Joint ownership is in the form of a joint tenancy. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under jointly owned Contracts require authorization from both Contract Owners. Transfer of Contract ownership may involve federal income tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to joint Contract ownership is considered a transfer of ownership.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See SELECTING YOUR ANNUITANT. There may be limited exceptions for certain Qualified Contracts. Beginning at annuitization, all decisions regarding the annuity, including allocation decisions and exercising voting rights, belong to your Annuitant (or, if you have a Joint and Survivor Life annuity, your Annuitants).

Beneficiaries

Your Beneficiary is a person(s) who may receive death benefits under your Contract. You may change your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant. If you have named your Beneficiary irrevocably, you will need to obtain the Beneficiary's consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries; for example, if your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, your spouse must either be your Beneficiary or consent to your naming a different Beneficiary. If you leave no surviving Beneficiary, the Annuitant or the Annuitant's estate will receive any death benefit proceeds under your Contract.

CHANGES TO ALL CONTRACTS

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Fund Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to replace shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of another investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A, and any new Subaccounts may invest in Portfolios of the Fund or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify Contract Owners, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

  .  combine Subaccounts

  .  delete or substitute Subaccounts

  . combine Separate Account A or part of it with another separate account of Pacific Mutual or any of our affiliates

  . transfer Separate Account A assets attributable to the Contracts to another of our separate accounts

  .  deregister the Separate Account under the 1940 Act

  . operate Separate Account A as a management investment company under the 1940 Act or another form permitted by law

  . establish a committee, board or other group to manage aspects of the Separate Account's operations

  . make any changes required by the 1940 Act or other federal securities laws

  . make any changes necessary to maintain the status of the Contracts as annuities under the Code

  . make other changes required under federal or state law relating to annuities

  .  suspend or discontinue sale of the Contracts.

INVESTOR INQUIRIES AND SUBMITTING FORMS AND REQUESTS

You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

If you are submitting a purchase or other payment by mail, please send it, along with your Application if you are submitting one, to:

  Pacific Mutual Life Insurance Company
  P.O. Box 100060
  Pasadena, California 91189-0060

Please send your other forms and written requests or questions to:

  Pacific Mutual Life Insurance Company
  P.O. Box 7187
  Pasadena, California 91109-7187

If you are using an overnight delivery service to send payments, please send them to:

  Pacific Mutual Life Insurance Company
  c/o FCNPC
  1111 South Arroyo Parkway, First Floor
  Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which Pacific Mutual "receives" the notice or instructions. We "receive" this information only when it arrives, in good form, at the correct mailing address set out above. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.

Purchase Payments after your initial Purchase Payment, transfer requests, and withdrawal requests we receive before 4:00 p.m. Eastern time (or the close of the New York Stock Exchange, if earlier) will normally be effective on the same Business Day that we receive them in "proper form", unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in "proper form" unless the transaction or event is scheduled to occur on another day. "Proper form" may require, among other things, a signature guarantee or other verification of authenticity. Pacific Mutual does not generally require a signature guarantee unless it appears that your signature may have changed over time or due to other circumstances. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to Pacific Mutual. You should call your registered representative or Pacific Mutual if you have questions regarding the required form of a request.

TELEPHONE TRANSACTIONS

After your "free look" period, you may make transfer requests by telephone if you have authorized telephone requests (a "telephone authorization"). A telephone authorization for a jointly owned Contract must be approved by both Joint Owners. We cannot guarantee that you will always be able to reach us to complete a telephone transaction; for example, all telephone lines may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing. Transaction instructions we receive by telephone before 4:00 p.m. Eastern time (1:00 p.m. Pacific time), (or the close of the New York Stock Exchange, if earlier), on any Business Day will normally be effective on that day, and we will send you written confirmation of each telephone transfer.

We have established procedures reasonably designed to confirm that instructions communicated by telephone are genuine. These procedures may require any person requesting a telephone transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone. When you make a written request for a telephone authorization, you authorize us to accept and to act upon instructions received by telephone with respect to your Contract, and you agree that, as long as we comply with our procedures, none of Pacific Mutual, its affiliates, the Fund, or any of their directors, trustees, officers employees or agents will be liable for any loss, liability, cost or expense (including attorneys' fees) in connection with requests that are effected in accordance with your telephone authorization and that we believe to be genuine. This policy means that you will bear the risk of loss arising out of your telephone transaction privileges.

TIMING OF PAYMENTS AND TRANSACTIONS

For withdrawals from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your withdrawal request is effective or after the Notice Date, as the case may be. Similarly, we will normally effect transfers from the Variable Investment Options or exchanges of Subaccount Annuity Units, within seven calendar days after your transfer or exchange request is effective. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain abnormal circumstances. These include a closing of the New York Stock Exchange other than on a regular holiday or weekend, a trading restriction imposed by the SEC, or an emergency declared by the SEC. For withdrawals from the Fixed Option, death benefit payments attributable to Fixed Option Value, or fixed periodic annuity payments, payment of proceeds may be delayed for up to six (6) months after the request is effective. Similar delays may apply to transfers from the Fixed Option and to loans. (See THE FIXED OPTION for more details.)

CONFIRMATIONS, STATEMENTS AND OTHER REPORTS TO CONTRACT OWNERS

Confirmations will be sent out for unscheduled purchase payments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under the Fixed Option, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction you believe to be erroneous appeared. When you write, tell us your name, contract number and description of the suspected error. You will also be sent an annual and a semi-annual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act.

SALES COMMISSIONS

Pacific Mutual pays sales commissions to dealers and other expenses associated with promotion and sales of the Contracts. We pay compensation directly to broker-dealers for promotion and sales of the Contract. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. Broker-dealers may receive aggregate commissions of up to 2.5% of your aggregate Purchase Payments. Under certain circumstances and in exchange for lower initial commissions, certain sellers of Contracts may be paid a persistency trail commission which will take into account, among other things, the length of time Purchase Payments have been held under a Contract, and Account Values. A trail commission is not anticipated to exceed 1.00%, on an annual basis, of the Account Value considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Pacific Mutual, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars, and merchandise.

FINANCIAL STATEMENTS

Pacific Mutual's audited financial statements as of and for the years ended December 31, 1995 and 1994, are contained in the SAI.

                               THE FIXED OPTION

GENERAL INFORMATION

All amounts allocated to the Fixed Option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk; you will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the Fixed Option under the Contract are not registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. An interest you have in the Fixed Option is not subject to these Acts, and Pacific Mutual has been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to the Fixed Option. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GUARANTEE TERMS

When you allocate any portion of your Purchase Payments or Contract Value to our General Account under the Fixed Option, we guarantee you an interest rate (a "Guaranteed Interest Rate") for a specified period of time (a "Guarantee Term") of up to one year. Guaranteed Interest Rates may be reset periodically; your allocation will receive the Guaranteed Interest Rate in effect on the effective date of your allocation. The Guaranteed Interest Rate on your Fixed Option Value will never be less than an annual rate of 3%. Each allocation (or rollover) you make to the Fixed Option receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends on your next Contract Anniversary or, if earlier, on your Annuity Date.

  Example: Your Contract Anniversary is January 31. On January 31 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Until January 31, year 2, your first $1,000 earns 5% interest and your second $500 earns 6% interest. On January 31, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

All Guaranteed Interest Rates will be expressed as annual rates, and interest will accrue daily. At the end of each Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) with a new Guaranteed Interest Rate or Rate(s), unless you instruct us otherwise.

WITHDRAWALS AND TRANSFERS

You may withdraw amounts from your Fixed Option Value, or transfer amounts from your Fixed Option Value to one or more Variable Investment Options, at any time on or prior to the Annuity Date; however, if you reside in a state that requires refund of purchase payments under the Free Look Right, transfers may only be made on or after your Free Look Transfer Date.

Payments or transfers from the Fixed Option may be delayed, as described under ADDITIONAL INFORMATION--Timing of Payments; any amount delayed will, so long as it is held under the Fixed Option, continue to earn interest at the Guaranteed Interest Rate then in effect until the Guarantee Term in effect has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
                                                                            ----
PERFORMANCE................................................................   1
  Total Returns............................................................   1
  Yields...................................................................   2
  Performance Comparisons and Benchmarks...................................   2
  Insurance Company Rating Information.....................................   3
  Separate Account Performance.............................................   4
DISTRIBUTION OF THE CONTRACTS..............................................   6
  Pacific Mutual Distributors, Inc. .......................................   6
THE CONTRACTS AND THE SEPARATE ACCOUNT.....................................   7
  Calculating Subaccount Unit Values.......................................   7
  Variable Annuity Payment Amounts.........................................   7
  Corresponding Dates......................................................   9
  Age and Sex of Annuitant.................................................  10
  Systematic Transfer Programs.............................................  10
  Pre-Authorized Withdrawals...............................................  12
  Death Benefit............................................................  12
  Joint Annuitants on Qualified Contracts..................................  13
  1035 Exchanges...........................................................  13
  Safekeeping of Assets....................................................  13
  Dividends................................................................  13
FINANCIAL STATEMENTS.......................................................  13

                                  APPENDIX A:

                             STATE LAW VARIATIONS

Issue Date--The term "Issue Date" shall be substituted for the term "Contract Date" for Contracts issued to residents of the Commonwealth of Massachusetts.

Purchase Payments: No minimum initial or subsequent Purchase Payment requirements will apply to a Contract purchased in connection with the Texas ORP Retirement Program.

SHORT-TERM CANCELLATION RIGHT ("FREE-LOOK")

VARIATIONS TO THE LENGTH OF THE FREE-LOOK PERIOD. In most states, the Free-Look period is a 10-day period beginning on the day you receive your Contract. If you reside in one of the following states on your Contract Date, the Free-Look period is as specified below:

              Colorado (15 days)

              Idaho (20 days)

              North Dakota (20 days)

If you reside in California and are age 60 or older on your Contract Date, the Free Look period is 30 days.

STATES THAT REQUIRE US TO REFUND YOUR PURCHASE PAYMENTS ALLOCATED TO THE VARIABLE INVESTMENT OPTIONS INSTEAD OF YOUR VARIABLE ACCOUNT VALUE. If you reside in one of the following states on your Contract Date and you exercise your Free Look right and return your Contract to us within 10 days of your receipt of your Contract (unless specified otherwise below), we will refund at least your aggregate Purchase Payments under your Contract that we received:

           Georgia          Oklahoma
           Idaho (20 days)  South Carolina
           Michigan         Utah
           Nebraska         Washington
           North Carolina   West Virginia

To receive a current copy of the Pacific One Statement of Additional Information without charge, complete the following and send it to:

Pacific Mutual Life Insurance Company
Variable Annuities
Post Office Box 7187
Pasadena, CA 91109-7187

Name _________________________
Address ______________________
City _________________________State Zip




                                                                        Bar Code
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                             [LOGO of PACIFIC ONE]



               Issued By:                        Principal Underwriter:



 Pacific Mutual Life Insurance Company     Pacific Mutual Distributors, Inc.
        700 Newport Center Drive                    Member: NASD/SIPC
             P.O. Box 9000                      700 Newport Center Drive
    Newport Beach, California 92660                   P.O. Box 9000
                                           Newport Beach, California 92660

Prospectus dated April 1, 1996

                                 Sponsored by:

                           [LOGO of PACIFIC MUTUAL]

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY

                                  Home Office

                            700 NEWPORT CENTER DRIVE
                            NEWPORT BEACH, CA 92660
                                 1-800-722-2333

                                Mailing Address

                          VARIABLE ANNUITY DEPARTMENT
                                 P.O. BOX 7187
                        PASADENA, CALIFORNIA 91109-7187

                                Distributed by:

                  [LOGO of PACIFIC MUTUAL DISTRIBUTORS, INC.]

                     Pacific Mutual Distributors, Inc.

                            MEMBER NASD & SIPC

                      700 NEWPORT CENTER DRIVE, NB-3
                            NEWPORT BEACH, CA 92660
                                 1-800-800-7681

FORM NO. 287-6B

                      STATEMENT OF ADDITIONAL INFORMATION

                              APRIL 1, 1996

                                  PACIFIC ONE

                              SEPARATE ACCOUNT A

                               ----------------

Pacific One (the "Contract") is a variable annuity contract issued by Pacific Mutual Life Insurance Company ("Pacific Mutual").

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated April 1, 1996, which is available without charge upon written or telephone request to Pacific Mutual. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI.

                               ----------------

                     Pacific Mutual Life Insurance Company
                        Mailing Address: P.O. Box 7187
                        Pasadena, California 91109-7187

                                1-800-722-2333

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
PERFORMANCE................................................................   1
  Total Returns............................................................   1
  Yields...................................................................   2
  Performance Comparisons and Benchmarks...................................   2
  Insurance Company Rating Information.....................................   3
  Separate Account Performance.............................................   4
DISTRIBUTION OF THE CONTRACTS..............................................   6
  Pacific Mutual Distributors, Inc. .......................................   6
THE CONTRACTS AND THE SEPARATE ACCOUNT.....................................   7
  Calculating Subaccount Unit Values.......................................   7
  Variable Annuity Payment Amounts.........................................   7
  Corresponding Dates......................................................   9
  Age and Sex of Annuitant.................................................  10
  Systematic Transfer Programs.............................................  10
  Pre-Authorized Withdrawals...............................................  12
  Death Benefit............................................................  12
  Joint Annuitants on Qualified Contracts..................................  13
  1035 Exchanges...........................................................  13
  Safekeeping of Assets....................................................  13
  Dividends................................................................  13
FINANCIAL STATEMENTS.......................................................  13

                                  PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. QUOTED RESULTS ARE NEITHER AN ESTIMATE NOR A GUARANTY OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY ANY PARTICULAR CONTRACT OWNER.

TOTAL RETURNS

A Subaccount may advertise its "average annual total return" over various periods of time. "Total return" represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a Subaccount's average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the "initial payment") and we compute the ending redeemable value ("redeemable value") of that initial payment at the end of the measuring period. The redeemable value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the mortality and expense risk charge and the asset-based Administrative Fee, but does not reflect any charges for applicable premium taxes. The Annual Fee is also taken into account, assuming an average Contract Value of $80,000. The redeemable value is then divided by the initial payment and this quotient is taken to the Nth root (N represents the number of years in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

                             T = (ERV/P)(to the power of (1/N))-1

 where T    =  average annual total return
       ERV  =  ending redeemable value
       P    =  hypothetical initial payment of $1,000
       N    =  number of years

Average annual total return figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount's operations, or on a year-by-year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Subaccount's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use "aggregate" total return figures along with its "average annual" total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the Annual Fee.

YIELDS

Money Market Subaccount

The "yield" (also called "current yield") of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount's Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The "effective yield" of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(base period return +1)(365/7)-1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes, but do reflect a deduction for the Annual Fee, assuming an average Contract Value of $80,000.

Other Subaccounts

"Yield" of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semi-annual compounding:

               YIELD = 2[(((a-b)/cd) + 1)(to the power of 6)-1]

 where: a    =  net investment income earned during the period by the Portfolio attributable to the Subaccount.
        b    =  expenses accrued for the period (net of reimbursements).
        c    =  the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
        d    =  the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the mortality and expense risk charge, the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $80,000), but does not reflect any charge for applicable premium taxes and/or other taxes.

The Subaccounts' yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount's performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

PERFORMANCE COMPARISONS AND BENCHMARKS

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the

Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research and Data Service ("VARDS(R)") or Morningstar, Inc. ("Morningstar"), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS(R) rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS(R) rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS(R) prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron's, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount's performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. These benchmarks include the following: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), an unmanaged weighted index of 500 companies that represent approximately 80% of the market capitalization of the United States equity markets; (2) the Consumer Price Index ("CPI"), published by the U.S. Bureau of Labor Statistics, a statistical measure of change, over time, in the prices of goods and services in major expenditure groups and generally considered to be a measure of inflation; (3) the Dow Jones Industrial Average ("DJIA"); (4) the Donoghue Money Market Institutional Averages; (5) the Lehman Brothers Government Corporate Index; (6) the Lehman Brothers Government Bond Index; (7) the Salomon Brothers High Yield Bond Indexes; and (8) the Morgan Stanley Capital International's EAFE Index. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indexes generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

INSURANCE COMPANY RATING INFORMATION

Pacific Mutual may also advertise or report to Contract Owners its ratings as an insurance company by the A.M. Best Company. Each year, A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's Ratings range from A++ to F. An A++ rating means, in the opinion of A.M. Best, that the insurer has demonstrated the strongest ability to meet its respective policyholder and other contractual obligations. A.M. Best publishes Best's Insurance Reports, Life-Health Edition. The 1995 Edition reported our rating of A+ for financial position and operating performance as of June 1995.

In addition, the claims-paying ability of Pacific Mutual as measured by the Standard & Poor's Corporation may be referred to in advertisements or in reports to Contract Owners. A Standard & Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard & Poor's ratings range from AAA to D. Our claims-paying ability rating is AA+, as of August 1994.

We may additionally advertise our rating from Duff & Phelps Credit Rating Co. A Duff & Phelps rating is an assessment of a company's insurance claims-paying ability. Duff & Phelps ratings range from AAA to CCC. Duff & Phelps rates the claims-paying ability of Pacific Mutual as AA+ as of October 1995.

Pacific Mutual may advertise its insurance financial strength rating from Moody's Investors Service, Inc. Moody's ratings range from Aaa to C. As of October, 1994, Moody's gave us a rating of Aa3.

SEPARATE ACCOUNT PERFORMANCE

In order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Portfolios. The information presented also includes data representing unmanaged market indices.

The Subaccounts had not yet commenced operations as of December 31, 1995. Therefore, no historical performance data exist for the Subaccounts. The following tables represent what the performance of the Subaccounts would have been, if the Subaccounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio's (or predecessor series') inception or for the indicated period. Nine of the Portfolios of the Fund available under the Contract, however, have been in operation since January 4, 1988 (January 30, 1991 in the case of the Equity Index Portfolio and January 4, 1994 in the case of the Growth LT Portfolio). Historical performance information for each of the Equity Portfolio and the Bond and Income Portfolio is based in part on the performance of that Portfolio's predecessor; each predecessor series was a series of Pacific Corinthian Variable Fund and began its first full year of operations January 1, 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the Subaccounts had not commenced operations as of December 31, 1995, however, and because the Contracts were not available during this period, THESE ARE NOT ACTUAL PERFORMANCE NUMBERS FOR THE SUBACCOUNTS OR FOR THE CONTACT. These are hypothetical total return numbers that represent the actual performance of the Portfolios, adjusted for the fees and charges applicable to the Contract. Any charge for premium taxes and/or other taxes are not reflected in these data, and reflection of the Annual Fee assumes an average Contract size of $80,000.

THE RESULTS SHOWN IN THIS SECTION ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE INVESTMENT PERFORMANCE.

  ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1995

   ALL NUMBERS ARE EXPRESSED AS A PERCENTAGE

                                                                 SINCE
                          1 YEAR 3 YEARS** 5 YEARS** 10 YEARS INCEPTION**
                          ------ --------- --------- -------- -----------
Money Market 7/24/90*...   4.00     2.44      2.65                3.91
High Yield Bond
 8/16/90*...............  17.11    10.49     14.19                9.77
Managed Bond 9/5/90*....  17.27     6.75      8.52                8.54
Government Securities
 8/22/90*...............  17.05     6.14      7.84                7.98
Growth LT 1/4/94*.......  34.73                                  22.85
Equity Income 8/16/90*..  29.73    10.81     12.89               10.80
Multi-Strategy 9/25/90*.  23.38     8.87     11.21                9.84
Equity 1/4/95*..........  22.02    10.16     12.41    10.86      12.00
Bond and Income 1/4/95*.  31.84    11.90     12.87    10.05      11.56
Equity Index 2/11/91*...  34.90    13.14                         13.75
International 8/16/90*..   8.94    12.38      6.63                6.22
Donoghue MF.............   5.49     4.12      4.55
EAFE....................  11.21    16.69      9.37    13.62
First Boston............  17.38    11.39     18.30
LBG/Bond................  18.33     8.16      9.36     9.38
LBG/C Bond..............  19.24     8.51      9.80     9.65
Russell 2500............  31.70    14.94     20.95    13.17
S&P 500.................  37.58    15.34     16.59    14.88

--------

*  Date Variable Account commenced operations

** The performance of the Equity Income, Multi-Strategy and International
   Variable Accounts for a portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management, Inc. became the Portfolio Manager of the Equity Income and Multi-Strategy Portfolios and Templeton Investment Counsel, Inc. became the Portfolio Manager of the International Portfolio; prior to January 1, 1994, some of the investment policies of the Equity Income Portfolio and the investment objective of the Multi-Strategy Portfolio differed.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current basis. The chart shows accumulations on an initial Purchase Payment or investment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 36%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Mortality and Expense Risk Charge, the Administrative Fee and the Annual Fee, any charge for premium taxes and/or other taxes, or the expenses of an underlying investment vehicle, such as the Fund. For a description of the charges and expenses under the Contract, see FEE TABLE and CHARGES, FEES AND DEDUCTIONS in the Prospectus. In addition, these values assume that the Contract Owner does not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 36% rate on the amount in excess of the Purchase Payment or investment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different taxpayers from that illustrated and withdrawals by Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

                             POWER OF TAX DEFERRAL

$10,000 investment at annual rates of 0.00%, 4.00% and 8.00%, taxed @ 36%

                 [tax deferred accumulation illustration]

                      DISTRIBUTION OF THE CONTRACTS

PACIFIC MUTUAL DISTRIBUTORS, INC.

Pacific Mutual Distributors, Inc. ("PMD"), formerly Pacific Equities Network, an indirect wholly-owned subsidiary of Pacific Mutual, acts as the principal underwriter of the Contracts and offers the Contracts on a continuous basis. Pacific Mutual and PMD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts.

Pursuant to its selling agreement with Pacific Mutual, PMD receives compensation in the amount of 2.5% of aggregate Purchase Payments for distributing the Contracts. Under certain circumstances and in exchange for lower initial commissions, certain sellers of Contracts may be paid persistency trail commissions which will take into account, among other things, the length of time Purchase Payments have been held under the Contract and Contract Values. A trail commission is not expected to exceed 1.00%, on an annual basis, of the Contract Value considered in connection with the trail commission.

In addition, PMD may also receive override payments, expense allowances, bonuses, wholesaler fees and training allowances.

Broker-dealers may choose from among compensation structures for sales of the Contracts or may permit their registered representatives to choose on a Contract-by-Contract basis. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements vary. In addition, registered representatives who meet certain production levels may qualify, under sales incentive programs adopted by Pacific Mutual, for non-cash compensation such as expense paid trips, expense paid educational seminars and merchandise.

                    THE CONTRACTS AND THE SEPARATE ACCOUNT

CALCULATING SUBACCOUNT UNIT VALUES

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at or about 4:00 p.m. Eastern Time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

                                      Y x Z

where
   (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

   (Z) = the Net Investment Factor for that Subaccount for the period (a "valuation period") between that Business Day and the immediately preceding Business Day.

The "Net Investment Factor" for a Subaccount for any valuation period is equal to:

                                    (A/B)-C

where
   (A) = the "per share value of the assets" of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

     (a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
  where

     (b) = the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and

     (c) = any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount of Contract, and/or any taxes attributable directly or indirectly, to Purchase Payments;

   (B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

   (C) = a factor that assesses against the Subaccount assets for each calendar day in the valuation period, the charge for mortality and expense risks at a rate that is equal on an annual basis to an annual factor expressed as a decimal (where 1.0 equals 100%) of 0.0125 and the Administrative Charge at a rate that is equal on an annual basis to an annual factor of 0.0015 (see Charges, Fees and Deductions).

As explained in the Prospectus, the Annual Fee, if applicable, is assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

VARIABLE ANNUITY PAYMENT AMOUNTS

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert your Contract Value (less Contract Debt) into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Contract Value, proportionately relative to your Account Value in each Subaccount and in the Fixed Option in an amount equal to the aggregate amount of the charges. The remaining amount of your available Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Contract Value (less Contract Debt) less any applicable Annual Fee and charge for premium taxes and/or other taxes.

Second: The First Variable Payment

We begin by referring to your Contract's Option Table for your Annuity Option (the "Annuity Option Table"). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant's age (and, in certain cases, sex) and assumes a 5% investment return, as described in more detail below.

  Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributed to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the "Subaccount Annuity Unit Value") as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made, (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first,) but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount's Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the mortality and expense risk charge at a rate equal on an annual basis to the annual factor expressed as a decimal (where 1.0 equals 100%) of 0.0125 and the Administrative Fee at a rate equal on an annual basis to the annual rate of
0.0015. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Unit Values to correct for the Option Table's implicit assumption of a 5% annual investment return on amounts applied but not yet used to furnish annuity benefits.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, your Annuitant(s) may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after you annuitize. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following annuitization will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the "Assumed Investment Return" Factor

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant's age, and, in some cases, the Annuitant's sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive investment return of 5% each year during the payout of your annuity; this 5% is referred to as an "assumed investment return."

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds its mortality and expense risk charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment factor.

  Example: Assume the investment performance of a Subaccount is at a rate of 6.40% per year. The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year (6.40% minus the mortality and expense risk charge at the annual rate of 1.25% and minus the Administrative Fee at the annual rate of .15% equals 5.00%), but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:
  1.05 = 1; 1-1 = 0; 0 * 100% = 0%
  ----
  1.05

If the investment performance of a Subaccount assets is at a rate less than 6.40% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

  Example: Assume the investment performance of a Subaccount is at a rate of 4.00% per year. The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year (4.00% minus the mortality and expense risk charge at the annual rate of 1.25% and minus the Administrative Fee at the annual rate of .15% equals 2.60%), but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

   1.026 = .9771; .9771-1 = -0.0229; - 0.229 * 100% = -2.29%
   -----
   1.05

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

CORRESPONDING DATES

If any transaction or event under your Contract is scheduled to occur on a "corresponding date" that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following date. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

  Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

  Example: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

AGE AND SEX OF ANNUITANT

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity purchase rates in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states' regulations prohibit sex-distinct annuity purchase rates, and Contracts issued in those states will use unisex rates. In addition, Contracts issued in connection with Qualified Plans are required to use unisex rates.

We may require proof of your Annuitant's age and sex before commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, the amount payable will be corrected to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant's correct age and sex. If the correction is effected after annuity payments have commenced, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct sex and/or date of birth.

SYSTEMATIC TRANSFER PROGRAMS

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in good form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your Application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semi-annual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your "source account"). You may choose any one Variable Investment Option or the Fixed Option as your source account. The Account Value of your source account must be at least $10,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semi-annual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, the first transfer must be at least $250. Dollar cost averaging transfers are subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Investment Option(s) you wish to transfer amounts to (your "target account(s)"). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of (i) your request to stop dollar cost averaging is effective, or, (ii) your source Account Value is zero, or (iii) you annuitize. If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. You may not use dollar cost averaging and the earnings sweep at the same time. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount. Over time, the variations in each Subaccount's investment results will shift this balance of your Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in good form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your Application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the Earnings attributable to a specified Investment Option (the "sweep option") to one or more other Investment Options (your "target option(s)"). If you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $10,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semi-annually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated Earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option Earnings from the preceding month; if you select a semi-annual earnings sweep, we will transfer the sweep option Earnings accumulated over the preceding six months. Earnings sweep transfers are subject to the same requirements and limitations as other transfers. For the purpose of determining Earnings, transfers, withdrawals, and any applicable annual fees, transaction fees, and charges for premium taxes and/or other taxes imposed on your sweep option will first be attributed to that sweep option's earnings on a last in, first out basis, and then to amounts allocated or transferred to that sweep option.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in good form. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your Application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If you are using the earnings sweep, you may also use portfolio rebalancing only if you select the Fixed Option as your sweep option. You may not use the earnings sweep and dollar cost averaging at the same time. If, as a result of an earnings sweep transfer, your source account value falls below any minimum account value we may establish, we have the right, at our option, to transfer that remaining account value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

PRE-AUTHORIZED WITHDRAWALS

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options; if you do not give us these specific directions, amounts will be deducted proportionately from your Account Value in each Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in good form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. You may specify a date for the first withdrawal, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first pre-authorized withdrawal will be delayed one month, and if you request the pre-authorized withdrawals on your application but do not specify a date for the first withdrawal, it will occur one period after your Contract Date.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Each pre-authorized withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a 10% tax penalty.

DEATH BENEFIT

Any death benefit payable will be calculated as of the date we receive proof (in good form) of the Annuitant's death (or, if applicable, the Contract Owner's death) and instructions regarding payment; any claim of a death benefit must be made in writing and in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date. If yours is a Qualified Contract, your Contingent Annuitant or Contingent Owner must be your spouse.

Death of an Annuitant

If a Joint Annuitant who is not a Contract Owner dies prior to the Annuity Date, the surviving Joint Annuitant becomes your Annuitant. If your Annuitant is not a Contract Owner and dies, or if there is no surviving Joint Annuitant, your surviving Contingent Annuitant becomes your Annuitant. If there is no surviving Contingent Annuitant, the death benefit becomes payable.

Any death benefit payable on the death of your Annuitant is payable to the surviving Beneficiary. If no Beneficiary survives, any death benefit is payable to the Owner or Owner's estate.

Death of a Contract Owner

If any Contract Owner dies prior to the Annuity Date while the Annuitant is still living, a death benefit may be payable. If that Contract Owner was the sole Annuitant or a Joint Annuitant under the Contract, the death benefit proceeds will be payable to the surviving Beneficiary, or to the Owner's estate if no Beneficiary survives. If that Contract Owner was not an Annuitant under the Contract, the death benefit proceeds will be payable to the surviving Joint Owner of your Contract, if there is one; if not, the death benefit will be payable to the surviving Contingent Owner, if there is one; if not the death benefit will be payable to the surviving Beneficiary; or, if no Beneficiary survives, to the Owner's estate. If the Joint or Contingent Owner is the deceased Contract Owner's surviving spouse, he or she may elect to become the Contract Owner and continue the Contract rather than receive the death benefit proceeds.

JOINT ANNUITANTS ON QUALIFIED CONTRACTS

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA") and you change your marital status after your Contract Date, you may be permitted to add a Joint Annuitant on your Annuity Date and to change your Joint Annuitant. Generally speaking, you may be permitted to add a new spouse as a Joint Annuitant, and you may be permitted to remove a Joint Annuitant who is no longer your spouse. You may call Pacific Mutual for more information.

1035 EXCHANGES

You may make your initial Purchase Payment through an exchange of an existing annuity contract. To exchange, you must complete a 1035 Exchange form, which is available by calling your representative or by calling 1-800-722-2333, and mail the form along with the annuity contract you are exchanging (plus your completed application if you are making an initial Purchase Payment) to us.

In general terms, Section 1035 of the Internal Revenue Code of 1986, as amended (the "Code"), provides that you recognize no gain or loss when you exchange one annuity contract solely for another annuity contract. However, transactions under Section 1035 may be subject to special rules and may require special procedures and recordkeeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 Exchange.

SAFEKEEPING OF ASSETS

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our general account and our other separate accounts.

DIVIDENDS

The current dividend scale is zero and we do not anticipate that dividends will be paid. If any dividend is paid, you may elect to receive the dividend in cash or to add the dividend to your Contract Value. If you make no election, the dividend will be added to your Contract Value. We will allocate any dividend to Contract Value in accordance with your most recent allocation instructions, unless instructed. You should consult with your tax adviser before making an election.

                             FINANCIAL STATEMENTS

Separate Account A had not yet commenced operations as of December 31, 1995 and therefore no financial statements are included. Pacific Mutual's audited financial statements as of and for the years ended December 31, 1995 and 1994 are set forth below. These financial statements should be considered only as bearing on the ability of Pacific Mutual to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

The financial statements of Pacific Mutual as of and for the years ended December 31, 1995 and 1994 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

    INDEPENDENT AUDITORS' REPORT

    Pacific Mutual Life Insurance Company:

    We have audited the accompanying statements of financial position of Pacific Mutual Life Insurance Company as of December 31, 1995 and 1994, and the related statements of operations and surplus, and of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the financial position of Pacific Mutual Life Insurance Company as of December 31, 1995 and 1994, and the results of its operations and its cash flow for the years then ended, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of California and with generally accepted accounting principles.

    DELOITTE & TOUCHE LLP

    Costa Mesa, California
    February 23, 1996

                   Pacific Mutual Life Insurance Company

                     STATEMENTS OF FINANCIAL POSITION

                                                      December 31,
                                                    1995        1994
------------------------------------------------------------------------
                                                     (In Thousands)
ASSETS
  Bonds                                          $ 6,699,489 $ 6,669,853
  Preferred stocks                                   156,097     132,604
  Common stocks                                       54,504      57,874
  Unconsolidated subsidiaries                        182,040     196,401
  Mortgage loans                                   1,388,743   1,421,182
  Real estate                                        145,178     157,507
  Home office properties                              48,446      51,419
  Policy loans                                     2,700,544   2,312,455
  Cash and short-term investments                    262,527      97,745
  Investment income due and accrued                  135,607     125,534
  Premiums due and uncollected, and other assets     295,159     245,243
  Separate account assets                          5,520,478   3,260,374
------------------------------------------------------------------------
TOTAL ASSETS                                     $17,588,812 $14,728,191
------------------------------------------------------------------------
LIABILITIES AND SURPLUS
Liabilities
  Policy reserves                                $ 7,204,362 $ 6,476,634
  Deposit funds                                    3,262,340   3,298,915
  Other liabilities                                  686,989     885,638
  Asset valuation reserve                            191,392     179,006
  Separate account liabilities                     5,520,478   3,260,374
------------------------------------------------------------------------
Total Liabilities                                 16,865,561  14,100,567
Surplus                                              723,251     627,624
------------------------------------------------------------------------
TOTAL LIABILITIES AND SURPLUS                    $17,588,812 $14,728,191
------------------------------------------------------------------------

See Notes to Financial Statements

                   Pacific Mutual Life Insurance Company

                   STATEMENTS OF OPERATIONS AND SURPLUS

                                                     Years Ended December 31,
                                                         1995         1994
------------------------------------------------------------------------------
                                                          (In Thousands)
REVENUES
  Premiums, annuity considerations and deposit funds $  2,919,920 $  2,180,409
  Net investment income                                   945,546      879,116
  Other income                                              5,685        5,073
------------------------------------------------------------------------------
TOTAL REVENUES                                          3,871,151    3,064,598
------------------------------------------------------------------------------
BENEFITS AND EXPENSES
  Current and future policy benefits                    3,371,448    2,659,601
  Operating expenses                                      309,588      249,018
  Premium and other taxes (excluding tax on capital
   gains)                                                  35,168       28,705
  Dividends to policyowners                                16,639       17,162
------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                             3,732,843    2,954,486
------------------------------------------------------------------------------
INCOME BEFORE FEDERAL INCOME TAXES                        138,308      110,112
Federal income taxes                                       59,470       41,510
------------------------------------------------------------------------------
NET GAIN FROM OPERATIONS                                   78,838       68,602
NET REALIZED CAPITAL GAINS                                  6,311       12,424
------------------------------------------------------------------------------
NET INCOME                                           $     85,149 $     81,026
------------------------------------------------------------------------------
SURPLUS
Net income                                           $     85,149 $     81,026
Other surplus transactions, net                            10,478     (36,178)
------------------------------------------------------------------------------
Increase in surplus                                        95,627       44,848
Surplus, beginning of year                                627,624      582,776
------------------------------------------------------------------------------
SURPLUS, END OF YEAR                                 $    723,251 $    627,624
------------------------------------------------------------------------------

See Notes to Financial Statements

                   Pacific Mutual Life Insurance Company

                          STATEMENTS OF CASH FLOW

                                                    Years Ended December 31,
                                                        1995          1994
-------------------------------------------------------------------------------
                                                         (In Thousands)
CASH FLOW FROM OPERATING ACTIVITIES
Receipts
  Premiums, annuity considerations and deposit
   funds                                            $  2,687,698  $  1,687,583
  Net investment income                                  927,918       809,791
  Allowances and reserve adjustments on reinsurance
   ceded                                                 187,380       491,363
  Other                                                   13,885        23,862
Payments
  Policy benefit payments                             (1,677,788)   (1,408,650)
  Net policy loans                                      (388,320)     (352,358)
  Operating expenses                                    (278,138)     (247,437)
  Net transfer to separate accounts                   (1,178,622)     (594,284)
  Premium and other taxes                                (41,116)      (34,795)
  Dividends to policyowners                              (16,715)      (17,319)
  Federal income taxes                                   (35,779)      (23,995)
-------------------------------------------------------------------------------
NET CASH FLOW PROVIDED BY OPERATING ACTIVITIES      $    200,403  $    333,761
-------------------------------------------------------------------------------
CASH FLOW FROM INVESTING ACTIVITIES
Proceeds
  Bonds                                             $  2,496,486  $  2,937,210
  Stocks                                                 208,235       139,785
  Mortgage loans                                         261,514       390,642
  Real estate                                             21,419        20,163
  Other investments                                       49,089        47,132
Payments for the purchase of
  Bonds                                               (2,431,687)   (3,673,859)
  Stocks                                                (222,678)     (126,823)
  Mortgage loans                                        (239,355)     (230,859)
  Real estate                                             (4,716)      (17,466)
  Other investments                                     (124,164)     (114,106)
-------------------------------------------------------------------------------
NET CASH FLOW PROVIDED BY (USED IN)
  INVESTING ACTIVITIES                              $     14,143  $   (628,181)
-------------------------------------------------------------------------------

(Continued)

See Notes to Financial Statements

                   Pacific Mutual Life Insurance Company

                          STATEMENTS OF CASH FLOW

                                                    Years Ended December 31,
(Continued)                                                1995        1994
------------------------------------------------------------------------------
                                                         (In Thousands)
CASH FLOW FROM FINANCING ACTIVITIES
Issuance (repayment) of short-term borrowings       $   (49,764) $     49,764
------------------------------------------------------------------------------
NET CASH FLOW PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                             (49,764)       49,764
------------------------------------------------------------------------------
Increase (decrease) in cash and short-term
 investments                                            164,782      (244,656)
Cash and short-term investments, beginning of year       97,745       342,401
------------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS, END OF YEAR        $   262,527  $     97,745
------------------------------------------------------------------------------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Interest paid                                     $    18,376  $     22,120
------------------------------------------------------------------------------

See Notes to Financial Statements

                   Pacific Mutual Life Insurance Company

                       NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    DESCRIPTION OF BUSINESS

    Pacific Mutual Life Insurance Company ("Pacific Mutual") was established in 1868 and is organized under the laws of the State of California as a mutual life insurance company. Pacific Mutual conducts business in every state except New York.

    Pacific Mutual, including its subsidiaries and affiliates, has primary business segments which consist of life insurance, annuities, pension products, group employee benefits and investment management and advisory services. These primary business segments provide products for individuals and corporations and offer a range of investment products to institutions and pension plans.

    BASIS OF PRESENTATION

    Pacific Mutual's financial statements are prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, which are currently considered generally accepted accounting principles ("GAAP") for mutual life insurance companies. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The financial statements of Pacific Mutual are not consolidated with those of its subsidiaries.

    The Financial Accounting Standards Board ("FASB") has issued certain pronouncements effective for 1996 financial statements and thereafter that will no longer allow statutory financial statements of mutual life insurance companies to be described as being prepared in conformity with GAAP.

    Upon the effective date of these pronouncements, in order for their financial statements to be described as being prepared in accordance with GAAP, mutual life insurance companies and their insurance subsidiaries will be required to adopt all applicable authoritative GAAP pronouncements in any general purpose financial statements that they may issue. Pacific Mutual intends to issue 1996 general purpose financial statements reflecting the adoption of all applicable GAAP pronouncements.

    INVESTMENTS

    Bonds qualifying for amortization are carried at amortized cost; all other bonds are carried at prescribed values. Preferred stocks are principally stated at amortized cost. Unaffiliated common stocks are carried at market value. Investments in unconsolidated subsidiaries are reported on the equity method of accounting, except for Pacific Corinthian Life Insurance Company ("PCL") (Note 2) which is carried at cost.

    Mortgage loans and policy loans are stated at unpaid principal balances. Real estate is valued at the lower of depreciated cost or market, less related mortgage debt. Real estate is depreciated using the straight-line method over 30 years.

    Short-term investments generally mature within a year and are carried at amortized cost which approximates estimated fair value.

    The Asset Valuation Reserve ("AVR") is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain invested assets. Changes to the AVR are reported as direct additions or deductions from surplus. The Interest Maintenance Reserve ("IMR"), included in other liabilities on the accompanying statements of financial position, results in the deferral of after-tax realized capital gains and losses attributable to interest rate fluctuations on fixed income investments. These capital gains and losses are amortized into investment income over the remaining life of the investment sold. The IMR was $25.3 million and $13.1 million as of December 31, 1995 and 1994, respectively.

                   Pacific Mutual Life Insurance Company

                       NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Net realized capital gains and losses are determined on the specific identification method and are presented net of federal capital gains tax of $18.5 million and $(2.3) million and transfers to the IMR of $22.6 million and $(.4) million for the years ended December 31, 1995 and 1994, respectively.

    Derivatives which qualify for hedge accounting are valued consistently with the hedged items. Realized hedged gains and losses on fixed income contracts are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Realized gains and losses on equity securities, which are marked to market, are recognized immediately. Derivatives which do not qualify for hedge accounting are valued at market value through surplus while still held and when realized through income.

    On November 15, 1994, Pacific Financial Asset Management Corporation ("PFAMCo"), a wholly-owned, subsidiary of Pacific Mutual, and five of its subsidiaries (Pacific Investment Management Company and subsidiaries, Parametric Portfolio Associates, Inc., Cadence Capital Management Corporation, NFJ Investment Group, Inc. and Blairlogie Capital Management Limited) entered into an agreement and plan of consolidation with Thomson Advisory Group L.P., a Delaware limited partnership with publicly traded units, to merge into a newly capitalized partnership named PIMCO Advisors L.P. Collectively, PFAMCo and various of its subsidiaries beneficially own approximately 42% of the outstanding general and limited partner units of PIMCO Advisors L.P. as of December 31, 1995 and 1994. Net cash distributions received on these units are recorded as income as permitted by the Insurance Department of the State of California.

    On December 21, 1995, Pacific Mutual completed a subsidiary reorganization in which PFAMCo became a direct, wholly-owned subsidiary of Pacific Mutual. Prior to that PFAMCo was a wholly-owned second-tier subsidiary of Pacific Mutual. The intermediate company, Pacific Financial Holding Company ("PFHC") and certain of its assets and liabilities were merged into PFAMCo in connection with this reorganization. The remaining assets were merged into Pacific Mutual which consisted of investments in subsidiaries as follows: Pacific Equities Network, PM Group Life Insurance Company and PFAMCo.

    POLICY RESERVES AND DEPOSIT FUNDS

    Life insurance reserves are valued using the net level premium method, the Commissioners' Reserve Valuation Method, or other modified reserve methods.

    Reserves for individual annuities are maintained principally on the Commissioners' Annuity Reserve Valuation Method. Group annuity contract reserves are valued using the net single premium method.

    The liability for deposit funds, including guaranteed interest contracts, is based primarily upon and is not less than the policyowners' equity in their deposit accounts, including credited interest.

    REVENUES AND EXPENSES

    Premiums are recognized as income over the premium paying period. Deposits made in connection with annuity contracts are recognized as revenue when received. Investment income is recorded as earned.

    Expenses, including policy acquisition costs, such as commissions, and Federal income taxes are charged to operations as incurred.

    DIVIDENDS

    Dividends are provided based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyowners by an independent consulting actuary.

                   Pacific Mutual Life Insurance Company

                       NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    FEDERAL INCOME TAXES

    Pacific Mutual is taxed as a life insurance company for Federal income tax purposes. Pacific Mutual's income tax return is consolidated with all its includable domestic subsidiaries except PCL. The amount of Federal income tax expense includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Under prescribed statutory accounting practices, deferred tax assets and liabilities are not recorded. The difference between the effective tax rate and the statutory tax rate of 35% for 1995 and 1994 is primarily due to certain policy acquisition costs being deferred and amortized over a ten-year period for tax purposes, reserve differences, non-taxable investment income and the equity tax.

    OTHER SURPLUS TRANSACTIONS

    Other surplus transactions consist primarily of unrealized capital gains and losses, changes in nonadmitted assets, and changes in the AVR.

    SEPARATE ACCOUNTS

    Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account policy owners and contract owners.

    FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair value of financial instruments disclosed in Notes 3 and 4 have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts Pacific Mutual could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with accounting practices prescribed or permitted by regulatory authorities and generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    RECLASSIFICATIONS

    Certain prior year amounts have been reclassified to conform to the 1995 financial statement presentation.

2.  REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY

    Pursuant to a five-year rehabilitation agreement approved by a California Superior Court and the Insurance Department of the State of California in July 1992, Pacific Mutual, through its wholly-owned subsidiary, PCL, will facilitate the rehabilitation of First Capital Life Insurance Company ("FCL"). In accordance with the rehabilitation agreement, insurance policies of FCL were restructured and assumed by PCL on December 31, 1992.

    The rehabilitation agreement provides for the holders of restructured policies to share in a substantial percentage of the unallocated surplus of PCL at the end of the rehabilitation period. Policyholders have the option to surrender their restructured policies with reduced benefits during this five-year period. During the rehabilitation

                   Pacific Mutual Life Insurance Company

                       NOTES TO FINANCIAL STATEMENTS

2.  REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY (CONTINUED)

    plan period, PCL is prohibited from issuing new insurance policies. At the end of the rehabilitation period, PCL will merge into Pacific Mutual, with Pacific Mutual as the surviving entity. Substantially all of the assets and certain of the liabilities of FCL were assumed by PCL on December 31, 1992, pursuant to an assumption reinsurance agreement and asset purchase agreement.

    In accordance with the rehabilitation agreement, PCL was capitalized by a cash contribution of $8.3 million from Pacific Mutual and a $45 million certificate of contribution provided by a wholly-owned subsidiary of Pacific Mutual for a total of $53.3 million initial capitalization.

    In the event PCL is unable to pay contract benefits, Pacific Mutual is obligated to contribute funds to pay those benefits in accordance with the rehabilitation agreement.

3.  INVESTMENTS IN DEBT SECURITIES

    The statement value, gross unrealized gains and losses and estimated fair value of bonds and redeemable preferred stocks ("debt securities"), including short-term investments, are shown below. The estimated fair value of publicly traded securities was based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. Pacific Mutual also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                  Gross Unrealized  Estimated
                                       Statement  -----------------    Fair
                                         Value     Gains    Losses    Value
                                 ---------------------------------------------
                                                   (In Thousands)
     December 31, 1995:
     U.S. Treasury securities and
      obligations of U.S. government
      authorities and agencies         $  147,436 $ 28,214          $  175,650
     Obligations of states, political
      subdivisions and foreign
      governments                         452,273   66,960 $  3,064    516,169
     Corporate securities               3,901,979  442,497   46,539  4,297,937
     Mortgage-backed securities         2,438,052  116,650   10,106  2,544,596
     Redeemable preferred stock            89,191    2,840    2,472     89,559
                                 ---------------------------------------------
     Total                             $7,028,931 $657,161 $ 62,181 $7,623,911
                                 ---------------------------------------------
     December 31, 1994:
     U.S. Treasury securities and
      obligations of U.S. government
      authorities and agencies         $  216,201 $  1,064 $ 37,113 $  180,152
     Obligations of states, political
      subdivisions and foreign
      governments                         321,798    5,371   16,309    310,860
     Corporate securities               3,771,271  104,311  160,712  3,714,870
     Mortgage-backed securities         2,475,472   28,472   81,111  2,422,833
     Redeemable preferred stock            81,026      343    5,031     76,338
                                 ---------------------------------------------
     Total                             $6,865,768 $139,561 $300,276 $6,705,053
                                 ---------------------------------------------

                   Pacific Mutual Life Insurance Company

                       NOTES TO FINANCIAL STATEMENTS

3.  INVESTMENTS IN DEBT SECURITIES (CONTINUED)

    The statement value and estimated fair value of debt securities as of December 31, 1995 by contractual repayment date of principal are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          Estimated
                                              Statement     Fair
                                                Value       Value
                                             ----------- -----------
                                                 (In Thousands)
     Due in one year or less                 $   445,645 $   449,283
     Due after one year through five years     1,319,487   1,426,373
     Due after five years through ten years    1,409,209   1,542,228
     Due after ten years                       1,416,538   1,661,431
                                             ----------- -----------
                                               4,590,879   5,079,315
     Mortgage-backed securities                2,438,052   2,544,596
                                             ----------- -----------
     Total                                   $ 7,028,931 $ 7,623,911
                                             ----------- -----------

    Proceeds from sales of investments in debt securities were $1.4 billion and $1.5 billion for the years ended December 31, 1995 and 1994, respectively. In 1995 and 1994, gross gains of $36 million and $30 million and gross losses of $14 million and $43 million, respectively, were realized on those sales.

4.  FINANCIAL INSTRUMENTS

    The estimated fair values of Pacific Mutual's financial instruments, including debt securities, are as follows:

                                 December 31, 1995       December 31, 1994
                               Statement   Estimated   Statement   Estimated
                                 Value    Fair Value     Value    Fair Value
                              -----------------------------------------------
                                              (In Thousands)
     Assets:
       Debt securities
       (Note 3)               $ 7,028,931 $ 7,623,911 $ 6,865,768 $ 6,705,053
       Preferred and common
        stocks                    121,420     139,613     109,458     116,993
       Mortgage loans           1,388,743   1,500,000   1,421,182   1,452,596
       Policy loans             2,700,544   2,700,544   2,312,455   2,312,455
       Derivative financial
        instruments:
         Interest rate swaps        1,068       3,379         121     (24,809)
         Other                     18,008      30,649       2,672      (2,822)
     Liabilities:
       Guaranteed interest
        contracts               2,375,898   2,459,323   2,635,356   2,614,961
       Deposit liabilities        876,276     899,393     897,743     859,469
       Annuity liabilities        308,742     311,441     220,026     223,423
       Other derivative fi-
        nancial instruments         2,373       1,490       2,270       2,128
     Surplus:
       Contribution certifi-
        cates                     149,596     157,688     149,593     124,313

                   Pacific Mutual Life Insurance Company

                       NOTES TO FINANCIAL STATEMENTS

4.  FINANCIAL INSTRUMENTS (CONTINUED)

    The following methods and assumptions were used to estimate the fair values of these financial instruments as of December 31, 1995 and 1994:

    PREFERRED AND COMMON STOCKS

    The estimated fair values are based on quoted market prices or dealer quotes.

    MORTGAGE LOANS

    The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

    POLICY LOANS

    The statement value of policy loans is a reasonable estimate of their fair value.

    GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

    The estimated fair values of fixed-maturity guaranteed interest contracts are estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair values of deposit liabilities with no defined maturities are the amounts payable on demand.

    Pacific Mutual has issued PRO GIC and Diversifier GIC contracts to plan sponsors totaling $914 million as of December 31, 1995, pursuant to the terms of which the plan sponsor retains direct ownership and control of the assets related to these contracts. Pacific Mutual agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Mutual receives a fee which varies by contract. Pacific Mutual sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

    ANNUITY LIABILITIES

    The fair value of annuity liabilities approximates statement value and primarily includes policyholder deposits and accumulated credited interest.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Pacific Mutual utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates, or basis risk. Pacific Mutual has also set aside a corporate total return portfolio utilizing derivative financial instruments. These instruments include interest rate and currency swaps, asset swaps, credit derivatives, forwards, options held, options written, and futures contracts, and involve elements of credit risk and market risk in excess of amounts recognized in the accompanying financial statements. The notional amounts of those instruments reflect the extent of involvement in those various types of financial instruments. The estimated fair values of these instruments are based on market or dealer quotes. Pacific Mutual determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance sheet credit risks.

                   Pacific Mutual Life Insurance Company

                       NOTES TO FINANCIAL STATEMENTS

4.  FINANCIAL INSTRUMENTS (CONTINUED)

    Options and Floors
    ------------------

    Pacific Mutual uses options and floors to hedge against fluctuations in interest rates and in its corporate total return portfolio. Cash requirements on options held are limited to the premium paid by Pacific Mutual at acquisition. Pacific Mutual uses written options on a limited basis consisting primarily of covered calls. Gains and losses on covered calls are offset by gains and losses on the underlying position. Options and floors held are reported as assets and options written are reported as liabilities. As of December 31, 1995, the notional amount of options held and options written approximated $1.3 billion and $30 million, respectively. As of December 31, 1994, the notional amount of options held and options written approximated $1.5 billion and $42 million, respectively. Option contracts mature during 1996 through 2007.

    Interest Rate Swap Contracts
    ----------------------------

    Pacific Mutual has entered into interest rate swap contracts to reduce the impact of changes in interest rates on its variable short-term and long-term investments. These contracts effectively change the interest rate exposure on variable rate notes to fixed rates which range from 1.9% to 8.9% as of December 31, 1995, and from 1.9% to 8.6% as of December 31, 1994. Interest rate swap contracts mature during 1996 through 2013. As of December 31, 1995 and 1994, interest rate swap contracts outstanding with financial institutions had a total notional amount of $656 million and $411 million, respectively.

    Asset Swap Contracts
    --------------------

    Pacific Mutual has entered into an asset swap contract to reduce interest rate risk by shortening both the duration and maturity of one of its fixed rate investments. The asset swap contract matures during 1998. As of December 31, 1995, the asset swap contract had a notional amount of $10 million.

    Credit Derivatives
    ------------------

    Pacific Mutual uses credit derivatives to take advantage of market opportunities. As of December 31, 1995 and 1994, the notional amount of credit derivatives outstanding approximated $90 million and $66 million, respectively. Credit derivatives mature during 1996 through 2000.

    Foreign Currency Exchange Contracts
    -----------------------------------

    Pacific Mutual enters into foreign currency exchange contracts that are used to hedge against fluctuations in foreign currency-denominated assets and related income. Gains and losses on such agreements offset currency gains and losses on the related assets. As of December 31, 1995 and 1994, the notional amount of foreign currency exchange contracts approximated $15 million and $35 million, respectively. Foreign currency exchange contracts expire during 1998 and 1999.

    Future Contracts
    ----------------

    Pacific Mutual uses exchange-traded futures contracts for asset and liability management of fixed maturity securities and insurance liabilities and for hedging market fluctuations on equity securities. Price changes on futures are settled daily through the daily margin cash flows. As of December 31, 1995 and 1994, the notional amounts of futures contracts were $340 million and $163 million, respectively. The notional amounts of the contracts do not represent future cash requirements, as Pacific Mutual intends to close out open positions prior to expiration.

                   Pacific Mutual Life Insurance Company

                       NOTES TO FINANCIAL STATEMENTS

4.  FINANCIAL INSTRUMENTS (CONTINUED)

    CONTRIBUTION CERTIFICATES

    The estimated fair value of contribution certificates is based on market quotes.

5.  CONCENTRATION OF CREDIT RISK

    Pacific Mutual manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approvals, limits and monitoring procedures. Real estate and mortgage loan investments are diversified by geographic location and property type. Management believes that significant concentrations of credit risk do not exist.

    Pacific Mutual is exposed to credit loss in the event of nonperformance by the other parties to the interest rate swaps contracts and other derivative securities. However, Pacific Mutual does not anticipate nonperformance by the counterparties.

6.  UNCONSOLIDATED SUBSIDIARIES

    Pacific Mutual's subsidiary operations primarily include other life and health insurance and investment management and advisory services. As of December 31, 1995 and 1994, subsidiary assets were $4.5 billion and liabilities were $4.3 billion as of December 31, 1995 and $4.2 billion as of December 31, 1994.

    Revenue and net income, including PCL, were $908 million and $63 million for the year ended December 31, 1995, and $1.1 billion and $75 million for the year ended December 31, 1994. Dividends from subsidiaries totaled $64.7 million and $2 million for the years ended December 31, 1995 and 1994, respectively. Earnings of subsidiaries, excluding PCL, and excluding capital gains, are included in net investment income.

7.  BORROWINGS

    Pacific Mutual borrows for short-term needs by issuing commercial paper. Approximately $50 million was outstanding as of December 31, 1994, bearing an interest rate of 5.86%, and was repaid in January, 1995. There were no borrowings outstanding as of December 31, 1995.

    In addition, Pacific Mutual had available a revolving credit facility totaling approximately $250 million as of December 31, 1995 and 1994. There were no borrowings outstanding as of December 31, 1995 and 1994.

8.  CONTRIBUTION CERTIFICATES

    Pacific Mutual has $150 million of Contribution Certificates (the "Certificates"), also referred to as Surplus Notes, outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The Certificates may not be redeemed at the option of Pacific Mutual or any holder of the Certificates. The Certificates are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Mutual. Each payment of interest on and the payment of principal of the Certificates may be made only out of Pacific Mutual's surplus and with the prior approval of the Insurance Commissioner of the State of California. In accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, the Certificates are not part of the liabilities of Pacific Mutual and are included in surplus.

                   Pacific Mutual Life Insurance Company

                       NOTES TO FINANCIAL STATEMENTS

9.  REINSURANCE

    Pacific Mutual has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger risks. For the years ended December 31, 1995 and 1994, individual life and annuity premiums assumed were $16 million and $20 million and premiums ceded were $339 million and $363 million, respectively. Amounts recoverable from reinsurers for individual life and annuities include reinsured and paid claims of $8 million and $13 million as of December 31, 1995 and 1994, respectively. Policy benefits payable are net of reinsurance recoveries of $8 million and $4 million at December 31, 1995 and 1994, respectively.

    Pacific Mutual also reinsures substantially all of its group life and health business with a subsidiary insurance company. Premiums of $72 million and $90 million, and benefits of $53 million and $70 million were ceded during the years ended December 31, 1995 and 1994, respectively.

    Amounts payable to the subsidiary under this agreement were $6 million and $8 million as of December 31, 1995 and 1994, respectively.

    To the extent that the assuming companies become unable to meet their obligations under these treaties, Pacific Mutual remains contingently liable. However, Pacific Mutual does not anticipate nonperformance by these assuming companies.

10. PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS

    PENSION PLAN

    Pacific Mutual maintains a defined benefit pension plan covering eligible employees and agents. In 1995, Pacific Mutual accrued $2.5 million in pension expense that will be funded in 1996 based on the latest actuarial valuation report. No expense or contributions were made during 1994 because of the funded status of the plans and related income tax considerations. Accumulated benefits and net assets available for benefits as of the latest valuation dates (January 1, 1995 and April 1, 1994) are as follows:

                                                           1995      1994
                                                         -------------------
                                                           (In Thousands)
       Actuarial present value of accumulated benefits:
         Vested                                          $  92,966 $  88,122
         Nonvested                                             392     1,115
                                                         -------------------
       Total                                             $  93,358 $  89,237
                                                         -------------------
       Net assets available for benefits                 $ 107,530 $ 111,089
                                                         -------------------

    The above present values were determined using an assumed discount rate of 8.5% in 1995 and 1994.

    POSTRETIREMENT HEALTHCARE AND LIFE INSURANCE PLANS

    Pacific Mutual sponsors a defined benefit health care plan and a defined benefit life insurance plan ("The Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Mutual's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance and require retirees to make contributions which can be adjusted annually. Pacific Mutual's

                   Pacific Mutual Life Insurance Company

                       NOTES TO FINANCIAL STATEMENTS

10. PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS (CONTINUED)

    commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Mutual reserves the right to modify or terminate The Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis. The amount of benefits paid under The Plans for the years ended December 31, 1995 and 1994 was approximately $1.7 million for both years.

    Pacific Mutual utilizes the accrual method of accounting for the costs of The Plans as prescribed by the Insurance Department of the State of California and amortizes its transition obligation of $26.7 million over twenty years.

    Components of net periodic postretirement benefit cost are as follows (In Thousands):

                                                  Years Ended December 31,
                                                      1995          1994
                                                  ---------------------------
        Service cost                              $        177  $        186
        Interest cost                                    1,921         1,790
        Amortization                                      (260)         (260)
                                                  ---------------------------
                                                         1,838         1,716
        Recognized transition obligation-net             1,336         1,337
                                                  ---------------------------
        Net periodic postretirement benefit cost  $      3,174  $      3,053
                                                  ---------------------------

    The following table presents The Plans' funded status reconciled with amounts recorded in other liabilities on Pacific Mutual's statement of financial position (In Thousands):

                                                          1995      1994
                                                        ------------------
        Accumulated postretirement obligation:
          Retirees                                      $ 20,936  $ 20,580
          Fully eligible active plan participants          1,695     1,346
          Other active plan participants                   2,290     2,455
                                                        ------------------
                                                          24,921    24,381
        Fair value of plan assets                              0         0
                                                        ------------------
        Unfunded accumulated postretirement
         obligation                                       24,921    24,381
        Unrecognized net gain                                878       942
        Prior service cost                                 1,589     1,849
        Unrecognized transition obligation-net           (22,720)  (24,056)
                                                        ------------------
        Accrued postretirement benefit liability        $  4,668  $  3,116
                                                        ------------------

    The assumed health care cost trend rate used in measuring the accumulated benefit obligation was 10% for 1995 and 11% for 1994, and is assumed to decrease gradually to 5% in 2003 and remain at that level thereafter. The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend

                   Pacific Mutual Life Insurance Company

                       NOTES TO FINANCIAL STATEMENTS

10. PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS (CONTINUED)

    rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1995 and 1994 would be increased by 10.9% and 11.2%, respectively. The effect of this change would increase the aggregate of the service, interest and amortization cost components of the net periodic benefit cost by 11.4% and 13.6%, respectively.

    The discount rate used in determining the accumulated postretirement benefit obligation is 7% and 8% for 1995 and 1994, respectively.

11. INVESTMENT COMMITMENTS

    Pacific Mutual has outstanding commitments to make investments in bonds and other invested assets as follows (In Thousands):

        Year ended December 31:
        -----------------------
         1996                 $ 179,551
         1997-2000               88,698
         2001 and thereafter     32,091
                              ---------
        Total                 $ 300,340
                              ---------


12. LITIGATION

    Pacific Mutual and its subsidiaries are respondents in a number of legal proceedings, some of which involve extra-contractual damages. In the opinion of management, the outcome of these proceedings is not likely to have a material adverse effect on the financial position of Pacific Mutual.

    --------------------------------------------------------------------------

FORM NO. 288-6B

Part C:  OTHER INFORMATION

         Item 24.  Financial Statements and Exhibits
                   ---------------------------------

                   (a)  Financial Statements

                        Part A:  None

                        Part B:

                                 (1) Registrant's Financial Statements
                                         None

                                 (2) Depositor's Financial Statements

                        Audited financial statements dated as of December 31, 1995 included in Part B include the following for Pacific Mutual:

                                 Statements of Financial Position
                                 Statements of Operations and Surplus
                                 Statements of Cash Flow
                                 Notes to Financial Statements

                        Audited financial statements dated as of December 31, 1994 included in Part B include the following for Pacific Mutual Life Insurance Company:

                                 Statements of Financial Position
                                 Statements of Operations and Surplus
                                 Statements of Cash Flow
                                 Notes to Financial Statements

                   (b)  Exhibits

                   1.   (a)  Resolution of the Board of Directors of Pacific
                             Mutual authorizing establishment of Separate
                             Account A and Memorandum establishing Separate Account A.*

                        (b) Memorandum Establishing Two New Variable Accounts - Aggressive Equity and Emerging Markets Portfolios

                   2.   Not applicable

                   3.   (a)  Distribution Agreement between Pacific Mutual and
                             Pacific Mutual Distributors, Inc., formerly
                             Pacific Equities Network ("PEN")

                        (b) Form of Selling Agreement between Pacific Mutual, PEN and Various Broker-Dealers*

                   4.   (a)  Form of Individual Flexible Premium Variable
                             Accumulation Annuity Contract**

                        (b)  Qualified Plan Loan Endorsement*

                        (c)  Individual Retirement Annuity Rider*

                        (d)  Qualified Pension Plan Rider*

                        (e)  403(b) Tax-Sheltered Annuity Rider*

                        (f)  Section 457 Plan Rider*

                        (g) Endorsement for 403(b) Texas Optional Retirement Program (ORP)*

                        (h)  Qualified Plan Loan Endorsement (Draft)

                   5.   (a)  Application Form for Individual Flexible Premium
                             Variable Accumulation Annuity Contract**

                        (b)  Variable Annuity PAC APP*

                        (c)  Application/Confirmation Form**

                   6.   (a)  Pacific Mutual's Articles of Incorporation*

                        (b)  By-laws of Pacific Mutual*

                   7.   Not applicable

                   8.   (a)  Fund Participation Agreement*

                        (b) Addendum to Fund Participation Agreement (to add Growth LT Series)*

                        (c) Addendum to Fund Participation Agreement (to add Equity and Bond and Income Series)*

                        (d) Addendum to Fund Participation Agreement (to add Aggressive Equity and Emerging Markets Portfolios)

                   9. Opinion and Consent of legal officer of Pacific Mutual as to the legality of Contracts being registered.*

                   10.  (a)  Consent of Deloitte & Touche LLP

                        (b)  Powers of Attorney*

                   11.  Not applicable

                   12.  Not applicable

                   13.  Performance Calculations

                   14.  Inapplicable

                   15.  Inapplicable

                   16.  Inapplicable

                   17.  Financial Data Schedules

--------------
* Included in Registrant's Form Type N-4/A, Accession No. 0000898430-95-002620 filed on October 19, 1995 and incorporated by reference herein.

** Included in Registrant's Form Type N-4/A, Accession No. 0000898430-95-002620 filed on December 13, 1995 and incorporated by reference herein.


         Item 25.  Directors and Officers of Pacific Mutual

                                                 Positions and Offices
         Name and Address                         with Pacific Mutual
         Thomas C. Sutton                    Director, Chairman of the Board,
                                             and Chief Executive Officer

         Harry G. Bubb                       Director and Chairman Emeritus

         Glenn S. Schafer                    Director and President

         Richard M. Ferry                    Director

         Donald E. Guinn                     Director

         Ignacio E. Lozano, Jr.              Director

         Charles A. Lynch                    Director

         Dr. Allen W. Mathies, Jr.           Director

         Charles D. Miller                   Director

         Donn B. Miller                      Director

         Jacqueline C. Morby                 Director

         J. Fernando Niebla                  Director

         Susan Westerberg Prager             Director

         Richard M. Rosenberg                Director

         James R. Ukropina                   Director


         Raymond L. Watson                   Director

         Edward Byrd                         Vice President and Controller

         David R. Carmichael                 Senior Vice President and General
                                             Counsel

         Audrey L. Milfs                     Vice President and Corporate
                                             Secretary

         Lynn C. Miller                      Executive Vice President

         Marilee Roller                      Senior Vice President

         Khan T. Tran                        Vice President and Treasurer

______________________________

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660


         Item 26. Persons Controlled by or Under Common Control with Pacific Mutual or Separate Account A

                   The following is an explanation of the organization chart of Pacific Mutual's subsidiaries:

                        PACIFIC MUTUAL, SUBSIDIARIES & AFFILIATED ENTERPRISES
                                           LEGAL STRUCTURE

                   Pacific Mutual Life Insurance Company has a 40% ownership of American Maturity Life Insurance Company, a 50% ownership of Pacific Mezzanine Associates, L.L.C., and is the parent company of Pacific Financial Asset Management Corporation, Pacific Mutual Realty Finance, Inc., Pacific Mutual Distributors, Inc. (formerly known as Pacific Equities Network), PM Group Life Insurance Company (an Arizona corporation), and Pacific Corinthian Life Insurance Company. Subsidiaries of Pacific Financial Asset Management Corporation include: PMRealty Advisors Inc. and PIMCO Advisors L.P. (a Delaware Limited Partnership which is 42% owned). Subsidiaries of Pacific Mutual Distributors, Inc. include: Mutual Service Corporation (a Michigan corporation), along with its subsidiary Advisors' Mutual Service Center, Inc. (a Michigan corporation); and United Planners' Group, Inc. (an Arizona corporation which is 95.2% owned consisting of 100% of Class A and 79.3% of Class B of the corporation's common stock), along with its subsidiary United Planners' Financial Services of America (an Arizona Limited Partnership). Subsidiaries of Pacific Corinthian Life Insurance include: World-Wide Holdings Limited (a United Kingdom corporation which is 72.4% owned), including its subsidiaries World-Wide Reassurance Company Limited (a United Kingdom corporation) and World-Wide Reassurance Company (BVI) Limited (a British Virgin Islands corporation). All corporations are 100% owned unless otherwise indicated. All entities are California corporations unless otherwise indicated.

                   Corporation include: PMRealty Advisors Inc. and PIMCO Advisors L.P. (a Delaware Limited Partnership which is 42% owned). Subsidiaries of Pacific Corinthian Life Insurance Company include: World-Wide Holdings Limited (a United Kingdom corporation which is 72.4% owned), including its subsidiaries World-Wide Reassurance Company Limited (a United Kingdom corporation) and World-Wide Reassurance Company (BVI) Limited (a British Virgin Islands corporation). All corporations are 100% owned unless otherwise indicated. All entities are California corporations unless otherwise indicated.

         Item 27.  Number of Contractholders

                   Five (5)

         Item 28.  Indemnification

                   (a) The Distribution Agreement between Pacific Mutual and PEN provides substantially as follows:

                        Pacific Mutual hereby agrees to indemnify and hold harmless PEN and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Mutual or the Separate Account. Pacific Mutual shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Mutual be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PEN.

                        PEN hereby agrees to indemnify and hold harmless Pacific Mutual, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Mutual or the Separate Account, any untrue or alleged untrue statement or representation made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PEN or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PEN shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

                   (b) The Form of Selling Agreement between Pacific Mutual, PEN and Various Broker-Dealers provides substantially as follows:

                        Pacific Mutual and PEN agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the "Fund") filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Mutual and PEN pursuant to Section IV.E. of this Agreement.

                        Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Mutual, the Fund and PEN, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker-Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Mutual and PEN pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Mutual or PEN or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Mutual, PEN, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

         Item 29.  Principal Underwriters

                   (a) PEN also acts as principal underwriter for Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific Select Variable Annuity Separate Account and Pacific Select Fund.

                   (b) For information regarding PEN, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

                   (c) PEN retains no compensation or net discounts or commissions from the Registrant.

         Item 30.  Location of Accounts and Records

                        The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Mutual at 700 Newport Center Drive, Newport Beach, California 92660.

         Item 31.  Management Services

                   Not applicable

         Item 32.  Undertakings

                   The registrant hereby undertakes:

                   (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

                   (b) to include either (1) as a part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the Prospectus.

                   (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

         Additional Representations

                   (a) The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

                   (b) The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of paragraphs(a) - (d) of the Rule have been complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective
Amendment No. 1 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and the State of California on this 29th day of March, 1996.


                                     SEPARATE ACCOUNT A
                                         (Registrant)
                                     By: PACIFIC MUTUAL LIFE INSURANCE COMPANY

                                     By:
                                         Thomas C. Sutton*
                                         Chairman and Chief Executive Officer

                                     By: PACIFIC MUTUAL LIFE INSURANCE COMPANY
                                         (Depositor)

                                     By:
                                         Thomas C. Sutton*
                                         Chairman and Chief Executive Officer


*By: /s/ Sharon A. Cheever
    --------------------------
     Sharon A. Cheever
     as attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

     Signature                  Title                               Date
Thomas C. Sutton*            Director, Chairman of the Board  ____________, 1996
                             and Chief Executive Officer


Glenn S. Schafer*            Director and President           ____________, 1996


Harry G. Bubb*               Director and Chairman Emeritus   ____________, 1996


Richard M. Ferry*            Director                         ____________, 1996


Donald E. Guinn*             Director                         ____________, 1996


Ignacio E. Lozano, Jr.*      Director                         ____________, 1996


Charles A. Lynch*            Director                         ____________, 1996


Dr. Allen W. Mathies, Jr.*   Director                         ____________, 1996


Charles D. Miller*           Director                         ____________, 1996


Donn B. Miller*              Director                         ____________, 1996


Jacqueline C. Morby          Director                         ____________, 1996


J. Fernando Niebla*          Director                         ____________, 1996


Susan Westerberg Prager*     Director                         ____________, 1996


Richard M. Rosenberg         Director                         ____________, 1996


James R. Ukropina*           Director                         ____________, 1996


Raymond L. Watson*           Director                         ____________, 1996


Edward Byrd*                 Vice President and Controller    ____________, 1996


*By: /s/ Sharon A. Cheever
    -----------------------                                       March 29, 1996
     Sharon A. Cheever
     as attorney-in-fact